As filed with the Securities and Exchange Commission on October 1, 2004

                      Registration Statement Nos. 333-71500
                                                  811-10533


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549
                              - - - - - - - - - - -
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                             / /

     Post-Effective Amendment No. 3                                          /X/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                                 Amendment No. 4
                                      -----
                        (Check appropriate box or boxes.)
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      RESERVE MUNICIPAL MONEY-MARKET TRUST
-------------------------------------------------------------------------------

1250 Broadway, New York, NY                                   10001-3701
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code  (212) 401-5500

-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

     Amy W. Bizar
     The Reserve Funds
     1250 Broadway
     New York, NY 10001-3701

  Approximate Date of Proposed Public Offering immediately upon filing _ _ _ _

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485.

if appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Commission is requested to send copies of all communications to:

          Amy W. Bizar
          The Reserve Funds
          1250 Broadway
          New York, NY 10001-3701

                                     Page 1



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                     [H&R BLOCK(R) FINANCIAL ADVISORS LOGO]


                               MONEY-MARKET FUNDS

                          OFFERED BY THE RESERVE FUNDS

                                  Primary Fund
                              U.S. Government Fund
                               U.S. Treasury Fund

                           Interstate Tax-Exempt Fund

                           California Tax-Exempt Fund
                           Connecticut Tax-Exempt Fund
                             Florida Tax-Exempt Fund
                          Massachusetts Tax-Exempt Fund
                            Michigan Tax-Exempt Fund
                           New Jersey Tax-Exempt Fund
                            New York Tax-Exempt Fund
                              Ohio Tax-Exempt Fund
                          Pennsylvania Tax-Exempt Fund
                            Virginia Tax-Exempt Fund

                      Louisiana Municipal Money-Market Fund
                      Minnesota Municipal Money-Market Fund


                                   PROSPECTUS
                               SEPTEMBER 30, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.


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                 (This page has been left blank intentionally.)

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TABLE OF CONTENTS

         ABOUT THE FUNDS
         Investment Objectives                                                   2
         Principal Strategies                                                    2
         Principal Risks                                                         5
         Performance                                                             8
         Fees & Expenses                                                        15
         Fund Management                                                        17

         YOUR ACCOUNT
         How to Buy Shares                                                      18
         How to Sell Shares                                                     20
         Frequent Purchases and Redemptions                                     22

         ACCOUNT SERVICES                                                       23

         DIVIDENDS & TAXES                                                      25

         FINANCIAL HIGHLIGHTS                                                   27


QUESTIONS?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds.(R)

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our web site at www.reservefunds.com


IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUNDS

                              INVESTMENT OBJECTIVES

The investment objective of the Primary Fund, U.S. Government Fund and U.S. Treasury Fund, referred to together as the "Taxable Funds," is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The investment objective of the Interstate Tax-Exempt Fund is to seek as high a level of short-term interest income exempt from Federal income taxes, including Federal alternative minimum tax, as is consistent with preservation of capital and liquidity.

The investment objective of California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, New York Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund, Virginia Tax-Exempt Fund, each an individual State Tax-Exempt Fund is to seek as high a level of short-term interest income exempt from Federal income taxes, including Federal alternative minimum tax, state and local income and/or property taxes, if any, as is consistent with preservation of capital and liquidity.

The investment objective of Louisiana Municipal Money-Market Fund and Minnesota Municipal Money-Market Fund, each a Municipal Money-Market Fund, is to seek as high a level of short-term interest income exempt from Federal, and the respective state and local income and/or property taxes, if any, as is consistent with preservation of capital and liquidity.

                              PRINCIPAL STRATEGIES

The State-Specific Tax-Exempt and Municipal Money-Market Funds (the "State Funds") and the Interstate Tax-Exempt Fund are referred to as the "Tax-Exempt Funds" and together with the Taxable Funds are referred to as the "Funds."

The Funds are designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. Each Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price.

                  - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of U.S. dollar denominated MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of each Fund's

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securities portfolio will not be more than 90 days. To further minimize investment risks, the Funds do not invest in commercial paper.

                  - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in U.S. GOVERNMENT SECURITIES, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations.

                  - U.S. GOVERNMENT SECURITIES - securities issued by the
                    government of the United States, its agencies and instrumentalities.

The Primary Fund will principally invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Primary Fund may invest more than 25% of its assets in bank obligations.

                  - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.
                  - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

The Primary Fund may also invest in municipal obligations.

                  - MUNICIPAL OBLIGATIONS - Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

Municipal obligations include general obligation bond, revenue bonds, "private activity bonds" (or industrial development bonds, under pre-1986 law) ("PABs") that may subject certain investors in the Fund to a Federal alternative minimum tax ("AMT"). See "Taxes." and moral obligation bonds. Certain types of PABs are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal obligations may bear fixed, variable or floating rates of interest.

                  - GENERAL OBLIGATION BONDS - Obligations backed by the taxing power of the issuer.

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                  - REVENUE BONDS - Obligations backed by revenue of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.
                  - INDUSTRIAL DEVELOPMENT BONDS - Industrial development
                    revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.
                  - MORAL OBLIGATION BONDS - Obligations issued by special
                    purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Revenue Bonds and moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

U.S. GOVERNMENT FUND. The U.S. Government Fund seeks to attain its objective by investing exclusively in U.S. government securities and REPURCHASE AGREEMENTS supported by such investments.

                  - REPURCHASE AGREEMENTS (REPOS) - Under a repurchase
                    agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

U.S. TREASURY FUND. The U.S. Treasury Fund seeks to attain its objective by investing exclusively in securities backed by the FULL FAITH AND CREDIT of the U.S. government which provide interest income exempt from state and local personal income taxes in most states. Typically, the Fund's assets will be invested in U.S. Treasury securities.

                  - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

INTERSTATE TAX-EXEMPT FUND. The Interstate Fund seeks to attain its objective by investing at least 80% of the Fund's net assets in high-quality, municipal obligations issued by states, counties, or other governmental entities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax), in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax).

STATE TAX-EXEMPT FUNDS. Each State Tax-Exempt Fund seeks to attain its objective by investing at least 80% of the value of its net assets in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax), in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax), and from state and, if applicable, local income, intangible and personal property taxes, for the specified State. A State Tax-Exempt Fund may invest up to 20% of the value of its net assets, or greater percentage on a temporary basis, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally exempt only from Federal income taxes. Interest received on certain otherwise tax-exempt securities issued by or on behalf of public authorities to finance various facilities operated for private profit, i.e. PABs, may be classified as "tax preference items," which could subject certain shareholders to the AMT. The State Tax-Exempt Funds will seek to avoid investing in PABs when other high quality municipal securities are available to a sufficient extent.

MUNICIPAL MONEY-MARKET FUNDS. Each Municipal Money-Market Fund seeks to attain its objective by investing primarily in municipal obligations that pay interest that is exempt from Federal income taxes and from state and, if applicable, city income, intangible and personal property taxes, for the specified State. Each Municipal Money-Market Fund's principal investment strategies also include investing, without limitation, in tax-exempt municipal securities which could subject certain shareholder to the federal AMT.

REPURCHASE AGREEMENTS. Each of the Funds may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. The U.S. Treasury Fund will further limit its investment in repurchase agreements to 5% of its total net assets, except for temporary or emergency purposes, and to those whose underlying obligations are backed by the full faith and credit of the United States. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

CREDIT QUALITY. The Funds may purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided the Adviser may also be purchased provided the Adviser, determines them to be of comparable quality pursuant to guidelines established by the Trustees.

MATURITY. The Fund may purchase floating and variable rate demand obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

                                 PRINCIPAL RISKS

The Funds are money-market mutual funds that seek to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government,

FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Each Fund has maintained a constant share price since inception, and will strive to continue to do so.

The value of each Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

     - INTEREST RATE RISK. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Funds invest. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

     - RISK/RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

     - BANKING INDUSTRY RISKS. The Primary Fund is also subject to the risk associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

The Funds are also subject to the risks associated with the types of securities held:

     - REPURCHASE AGREEMENTS. In the event of a default of a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

     - FOREIGN SECURITIES. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

ADDITIONAL PRINCIPAL RISKS OF INVESTING IN THE TAX-EXEMPT FUNDS. The following factors could reduce the Funds' income level and/or share price:

TAXABILITY RISK. The Tax-Exempt Funds intend to minimize the payment of taxable income to stockholders by investing in Municipal Obligations and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or to have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will dispose of that security as soon as reasonably practicable.

NON-DIVERSIFICATION. The Tax-Exempt Funds are non-diversified; therefore, performance is more dependent upon a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of a Fund more than it would in a diversified fund.

STATE-SPECIFIC RISKS. The State-Specific Funds concentrate their investments in municipal obligations of issuers located in the state for which they are named. The municipal obligation market is volatile. Particularly, investments secured by letters of credit or guarantees of banks are subject to the same risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, there are specific risks associated with investing in a single state. For example, unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation within the state can significantly affect the financial condition and credit quality of issuers of municipal securities located in that state. Below are some of the risks, particular to the state-specific municipal fund offered in this Prospectus:

     CALIFORNIA TAX-EXEMPT FUND: There are special risks inherent in the Fund's investments in California municipal obligations, which result from statutes that limit the taxing and spending authority of California governmental agencies, as well as the general financial condition of the state. While the current projections are for a $3.4 billion deficit, the limited authority to balance the budget will impact the fluctuating size of the deficits and add to the states underlying borrowing costs.

     CONNECTICUT TAX-EXEMPT FUND: The credit quality of Connecticut's debt is dependent on property taxes, personal income tax and corporate income tax. In light of increasing interstate and global competition, the high cost of doing business involves the state government's assistance.

     FLORIDA TAX-EXEMPT FUND: Florida revenues are closely related to the tourism business. Disruptions to the business, adverse weather conditions, as an example, can principally reduce the sales tax revenue vital to the state.

     MASSACHUSETTS TAX-EXEMPT FUND: High technology research and development, finance and trade are all prominent in the commonwealth's economy. The service sector, in which tourism is primary, employs over one third of Massachusetts workers. The state's finances are dependent on continued growth in these businesses.

     MICHIGAN TAX-EXEMPT FUND: Michigan's fiscal condition continues to rely heavily on the cyclical auto industry.

     NEW JERSEY TAX-EXEMPT FUND: New Jersey has had continuing difficulty balancing its budget. The inability to address this issue, in a satisfactory manner, has increased with the problems associated with its top politicians. These issues will continue to hinder the state's ability to access the debt markets for future operations.

     NEW YORK TAX-EXEMPT FUND: There are the special risks inherent in investing in New York municipal obligations, result from the financial condition of upstate New York and New York City in particular. Counter-terrorism expenses have dramatically added to the liabilities of both the state and city obligations.

     OHIO TAX-EXEMPT FUND: Ohio's economy is closely tied to the nations cyclical manufacturing sector. The state's finances are directly tied to production and cyclical demand of steel, rubber, plastics and fabricated metals.

     PENNSYLVANIA TAX-EXEMPT FUND: Divergent social, environmental and economic factors affect the financial condition of Pennsylvania and its political subdivisions. The Pittsburgh and Philadelphia metropolitan areas, situated at opposite ends of the state, dominate the commercial and industrial life of their regions. Manufacturing and agricultural businesses are primary to the state's revenues.

     VIRGINIA TAX-EXEMPT FUND: Virginia has an economy that is highly diversified. Agriculture, once its mainstay, now follows other sectors in employment and income generation. Tourism, technology, and Federal Government jobs continue to keep employment low.

     LOUISIANA MUNICIPAL MONEY-MARKET FUND: Investors should consider the special risks inherent in investing in Louisiana municipal obligations, which result from the complex nature of the state's economy. Specifically, employment and income levels will be a concern as the state experiences the effects of slowing growth in the gaming industry, the consolidation of the healthcare industry and decreased growth in the mining industry.

     MINNESOTA MUNICIPAL MONEY-MARKET FUND: The credit quality of the Fund will depend on the continued financial strength of Minnesota and its political subdivisions. Currently, slower economic growth is reflected in a decline in business investment spending, exports and an increase in the state's unemployment rates.

PORTFOLIO HOLDINGS. The Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your cash and a convenient way to gain interest income as part of a diversified portfolio.

                                   PERFORMANCE

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show each Fund's Class R or single class annual total returns for each of the last ten calendar years or for each completed calendar year since inception, as applicable. The Class 8 shares did not have a full year of operations, so no information is shown. Past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART]

                    Total Return for Primary Fund - Class R

                                  1994    3.49%
                                  1995    5.27%
                                  1996    4.67%
                                  1997    4.87%
                                  1998    4.81%
                                  1999    4.42%
                                  2000    5.70%
                                  2001    3.41%
                                  2002    0.93%
                                  2003    0.23%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 1.44% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.05%.

   AVERAGE ANNUAL TOTAL RETURNS AS OF
   DECEMBER 31, 2003*                      ONE YEAR   FIVE YEARS    TEN YEARS
   ----------------------------------      --------   ----------    ---------
      Primary Fund - Class R                 0.23%       2.94%        3.78%

[CHART]

                Total Return for U.S. Government Fund - Class R

                                  1994    3.42%
                                  1995    5.18%
                                  1996    4.60%
                                  1997    4.76%
                                  1998    4.69%
                                  1999    4.22%
                                  2000    5.57%
                                  2001    2.98%
                                  2002    0.71%
                                  2003    0.18%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 1.41% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.04%.

   AVERAGE ANNUAL TOTAL RETURNS AS OF
   DECEMBER 31, 2003                       ONE YEAR   FIVE YEARS    TEN YEARS
   ----------------------------------      --------   ----------    ---------
      U.S. Government Fund - Class R         0.18%       2.73%        3.63%

[CHART]

                 Total Return for U.S. Treasury Fund - Class R

                                  1994    3.68%
                                  1995    4.96%
                                  1996    4.53%
                                  1997    4.60%
                                  1998    4.52%
                                  1999    4.02%
                                  2000    5.16%
                                  2001    3.12%
                                  2002    0.72%
                                  2003    0.15%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 1.33% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.02% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.04%.

   AVERAGE ANNUAL TOTAL RETURNS AS OF
   DECEMBER 31, 2003*                      ONE YEAR   FIVE YEARS    TEN YEARS
   ----------------------------------      --------   ----------    ---------
      U.S. Treasury Fund - Class R           0.15%       2.63%        3.55%

[CHART]

             Total Return for Interstate Tax-Exempt Fund - Class R


                                  1994    2.05%
                                  1995    3.07%
                                  1996    2.61%
                                  1997    2.78%
                                  1998    2.68%
                                  1999    2.39%
                                  2000    3.16%
                                  2001    1.86%
                                  2002    0.54%
                                  2003    0.11%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.83% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.06%.

   AVERAGE ANNUAL TOTAL RETURNS AS OF
   DECEMBER 31, 2003                       ONE YEAR   FIVE YEARS    TEN YEARS
   ----------------------------------      --------   ----------    ---------
      Interstate Tax-Exempt Fund -
      Class R                                0.11%       1.61%        2.13%

[CHART]

                    Total Return for California Tax-Exempt Fund

                                  2000    2.59%
                                  2001    1.55%
                                  2002    0.53%
                                  2003    0.12%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.71% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                  Total Return for Connecticut Tax-Exempt Fund

                                  1994    2.06%
                                  1995    2.85%
                                  1996    2.45%
                                  1997    2.66%
                                  1998    2.50%
                                  1999    2.15%
                                  2000    2.96%
                                  2001    1.68%
                                  2002    0.41%
                                  2003    0.10%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.79% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

                     Total Return for Florida Tax-Exempt Fund

                                  1997    2.66%
                                  1998    2.62%
                                  1999    2.36%
                                  2000    3.21%
                                  2001    1.87%
                                  2002    0.54%
                                  2003    0.11%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.84% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                  Total Return for Massachusetts Tax-Exempt Fund


                                  1994    2.17%
                                  1995    2.96%
                                  1996    2.57%
                                  1997    2.87%
                                  1998    2.53%
                                  1999    2.20%
                                  2000    3.08%
                                  2001    1.77%
                                  2002    0.48%
                                  2003    0.10%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                    Total Return for Michigan Tax-Exempt Fund

                                  1999    2.49%
                                  2000    3.14%
                                  2001    1.61%
                                  2002    0.38%
                                  2003    0.10%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.86% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                   Total Return for New Jersey Tax-Exempt Fund

                                  1995    2.87%
                                  1996    2.41%
                                  1997    2.55%
                                  1998    2.42%
                                  1999    2.16%
                                  2000    3.03%
                                  2001    1.79%
                                  2002    0.46%
                                  2003    0.10%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.80% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                     Total Return for New York Tax-Exempt Fund

                                  1994    1.97%
                                  1995    2.96%
                                  1996    2.51%
                                  1997    2.68%
                                  1998    2.48%
                                  1999    2.39%
                                  2000    3.09%
                                  2001    1.74%
                                  2002    0.48%
                                  2003    0.12%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                      Total Return for Ohio Tax-Exempt Fund

                                  1999    2.37%
                                  2000    3.14%
                                  2001    1.64%
                                  2002    0.39%
                                  2003    0.11%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.85% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                   Total Return for Pennsylvania Tax-Exempt Fund

                                  1998    2.53%
                                  1999    2.37%
                                  2000    3.29%
                                  2001    1.77%
                                  2002    0.51%
                                  2003    0.12%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.87% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

[CHART]

                    Total Return for Virginia Tax-Exempt Fund

                                  2001    1.43%
                                  2002    0.33%
                                  2003    0.09%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 0.50% for the quarter ended March 31, 2001 and the lowest quarterly return was 0.01% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

   AVERAGE ANNUAL TOTAL RETURNS AS OF                                TEN YEARS OR
   DECEMBER 31, 2003                    ONE YEAR      FIVE YEARS    SINCE INCEPTION
   ----------------------------------   --------      ----------    ---------------
      California                          0.12%           --            1.51%*
      Connecticut                         1.10%         1.46%           1.98%
      Florida                             0.11%         1.62%           1.96%**
      Mass                                0.10%         1.52%           2.07%
      Michigan                            0.10%         1.54%           1.91%#
      New Jersey                          0.10%         1.51%           1.94%##
      New York                            0.12%         1.53%           2.03%
      Ohio                                0.11%         1.53%           1.69%+
      Pennsylvania                        0.12%         1.61%           2.01%+++
      Virginia                            0.09%          N/A            1.31%++

*    Fund inception date is July 2, 1999.
**   Fund inception date is June 24, 1996.
#    Fund inception date is December 14, 1998.
##   Fund inception date is June 21, 1994.
+    Fund inception date is April 1, 1998.
+++  Fund inception date is September 12, 1997.
++   Fund inception date is March 3, 2000.

          For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

LOUISIANA MUNICIPAL MONEY-MARKET FUND

[CHART]

                                  2003    0.14%

During the periods shown above, the highest quarterly return was 0.07% for the quarter ended June 30, 2003 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.

MINNESOTA MUNICIPAL MONEY-MARKET FUND

[CHART]

                                  2003    0.17%

During the periods shown above, the highest quarterly return was 0.09% for the quarter ended June 30, 2003 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2004 to June 30, 2004 was 0.03%.


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2003                            ONE YEAR       FIVE YEARS      SINCE INCEPTION*
----------------------------                       --------       ----------      ----------------
Louisiana Municipal Money Market Fund                0.14%            -                 0.29%
Minnesota Municipal Money-Market Fund                0.17%            -                 0.38%

* Fund inception date is April 17, 2002.

                                 FEES & EXPENSES

You may pay the fees and expenses, described in the table below, if you buy and hold Class R shares of a Taxable Fund Class R or Class 8 shares of the Interstate Tax-Exempt Fund or the single class of shares of a State, as indicated. The Funds are no-load funds, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

SHAREHOLDER FEES                        RETAIL CLASSES           CLASS 8
(Fees paid directly
from your investment)
   Shareholder Transaction Fees*             None                  None
   Redemption Fees*                          None                  None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted
from Fund assets)
   Management Fee**                          0.80%                 0.08%
   Distribution and Service (12b-1)
   Fee                                       0.20%                 0.00%
   Other Expenses+                           0.00%                 0.00%
                                             ----                  ----
   Total Annual Fund Operating
   Expenses++                                1.00%                 0.08%
                                             ====                  ====

OHIO AND MASSACHUSETTS TAX-EXEMPT FUNDS AND MINNESOTA MUNICIPAL MONEY MARKET
FUND:

SHAREHOLDER FEES
(Fees paid directly
from your investment)
   Shareholder Transaction Fees*            None
   Redemption Fees*                         None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted
from Fund assets)
   Management Fee**                         0.80%
   Distribution and Service (12b-1)
   Fee                                      0.20%
   Other Expenses+                          0.01%
                                            ----
   Total Annual Fund Operating
   Expenses++                               1.01%
                                            ====

----------
* The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $1,000 shares, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class TT shares. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

** Each Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. For the fiscal year ended May 31, 2004, the investment adviser reimbursed the Fund 0.01% of average daily net assets for Primary Fund Class R, 0.02% of average daily net assets for U.S. Government Fund Class R and 0.11% of average daily net assets for U. S. Treasury Fund Class R, after which the management fees were 0.79%, 0.78% and 0.69% respectively.

+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. It is estimated that these fees will be less than 0.005% for each Fund.

++ After the expense waiver, the Total Annual Fund Operating Expenses for Class R shares of Primary Fund, U.S. Government Fund and U.S. Treasury Fund were 0.99%, 0.98% and 0.89% respectively for the fiscal year ended May 31, 2004.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               ONE YEAR   THREE YEARS  FIVE YEARS   TEN YEARS
                               --------   -----------  ----------   ---------
Retail Classes                   $105        $328         $568       $1,258

OHIO AND MASSACHUSETTS TAX-EXEMPT FUNDS AND MINNESOTA MUNICIPAL MONEY MARKET FUND ONLY

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
                               --------   -----------  ----------   ---------
Retail Classes                   $106        $331         $574       $1,270

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The investment adviser for each of the Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of August 31, 2004, RMCI had over $30.6 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees of the respective Trust, under the terms of an Investment Management Agreement with each Trust, on behalf of each of the Funds. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services each Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets. The comprehensive management fee is 0.80% annually of the average daily net assts for Class R shares or the single share class of the State Funds and 0.08% of the average daily net assets of Class 8 shares.

THE DISTRIBUTOR. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. Each Trust, on behalf of its respective Funds, has adopted a Distribution Plan under Rule 12b-1, which allows the Class R shares of the Primary Funds, U.S. Government Fund, U.S. Treasury Fund and Interstate Fund and the single class of shares of the State Funds to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The amount payable under each distribution plan is 0.20% per year of the average net assets of the respective share class. Since this fee is paid out of the assets of the share class's assets on an on-going basis, over time these fees will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

                                HOW TO BUY SHARES

SHARE CLASSES. Presently, the Primary Fund, the U.S. Government Fund, the U.S. Treasury Fund and the Interstate Fund offer Class R shares and Class 8 shares in this prospectus, and each of the State Funds and the Municipal Money-Market Funds offer one class of shares, which are designed for individual investors. You will need to decide on a share class to purchase before making your initial investment.

ACCOUNT OWNERSHIP. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value (NAV) per share for that class of shares. The net asset value per share is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Funds intend to distribute all income daily to maintain a constant share price of $1.00 for each class of Fund shares.

Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 5:00 p.m. Eastern time for the Primary Fund and the U.S. Government Fund, 2:00 p.m. Eastern time for the U.S. Treasury Fund, 11:30 a.m. Eastern for the Interstate Tax-Exempt Fund, and 11:00 a.m. Eastern for the State-Specific Tax-Exempt Funds and Municipal Money-Market Funds. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next net asset value calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

MINIMUM INVESTMENTS. The minimum initial investment for each Tax-Exempt Fund is $1,000. For an Individual Retirement Account (IRA) a minimum subsequent investment of $250 also applies. For the Taxable Funds, there is no minimum initial or subsequent investment for Class R shares. The initial and subsequent minimums for an IRA are $1,000 and $250, respectively. The investment minimums may be reduced or waived in certain circumstances and may be changed by a Fund at any time.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call the Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange shares of the Funds for shares of the same Class of other Reserve money market funds or the affiliated Hallmark equity funds. Any new account established through an exchange will have the same privileges as the original account (provided they are available). You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds, except that certain Hallmark equity funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of Class R shares of a Fund by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an application.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Funds reserve the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next net asset value determined after a proper redemption request, by telephone or in writing, is received by a Fund. Redemption requests received after the cut-off time for the calculation of a Fund's net asset value on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid by CHECK or wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The Funds may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption CHECKS for less than $100. A WIRE redemption may be charged a service fee of $10 on amounts less than $10,000. For Class 8 shares, these fees are $100 for redemption checks of less than $100,000 and $10 on wire redemptions of less than $1,000,000. Service fees may be reduced or waived under certain conditions.

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED FUNDS. THE FUND'S NAV IS NOT CALCULATED AND REDEMPTION REQUESTS ARE NOT ACCEPTED
                     ON DAYS THE FEDERAL RESERVE IS CLOSED.

TELEPHONE REQUESTS. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Funds, send a written request to the Funds with a signature guarantee. The Funds reserve the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account (IRA), please call the Funds for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     - the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their Fund shares for shares of the same Class in other Reserve funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve family of funds. The Funds may change or discontinue the exchange privilege at any time.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA, has an average monthly account balance of less than $1,000 for Class R shares or for State Funds and Municipal Money-Market Funds, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance for Class 8 shares is $100,000. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve and Hallmark family of funds, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to the Fund. The Funds may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

ACCOUNT SERVICES

                              SHAREHOLDER SERVICES

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

THE FOLLOWING SERVICES ARE AVAILABLE ONLY TO INVESTORS IN THE FUNDS' RETAIL SHARE CLASSES: CLASS R AND THE SINGLE CLASS OF THE STATE FUNDS AND MUNICIPAL MONEY-MARKET FUNDS:

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) The Asset Builder Plan enables you may make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account.

RESERVE AUTOMATIC TRANSFER PLAN.(SM) With the Automatic Transfer Plan, you may free make automatic transfers from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 minimum amount for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the Fund.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an IRA account application.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. The Funds may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

RESERVE EDELIVERY.(SM) The Funds may provide electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

SPECIAL SERVICES. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

DIVIDENDS & TAXES

                                    DIVIDENDS

On each day a Fund is open, the Fund declares dividends of all of its daily net investment income and net realized short-term capital gains, if any. Unless you have elected to receive dividends in cash, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at the NAV per share on the day the dividends are paid. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

GENERAL

The Funds intend to maintain their status as regulated investment companies for Federal income tax purposes, so that the Funds will not be liable for Federal income taxes on the amounts distributed to shareholders. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. Dividends will not be eligible for the recently enacted lower rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares. If you redeem shares of a Fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

If you are a foreign entity, a Fund's ordinary income dividends (which may include short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Each Fund, generally, is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. A Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

The tax status of dividends and distributions will be detailed in annual tax statements from the Funds.

TAX-EXEMPT FUNDS

The Tax-Exempt Funds will only purchase a municipal obligation or other tax-exempt security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., "tax-exempt"). To the extent that the dividends distributed by a Tax-Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a State-Specific Fund are from bond interest income that is also excludable from gross income for the specific State's income tax purposes, they are exempt from personal income tax of the specific state (and in certain circumstances, local income tax). To the extent applicable, the value of shares in a State-Specific Fund should be exempt from state and/or local intangible personal property taxes in the specific state. If you hold shares in the Interstate Tax-Exempt Fund or a State-Specific Fund investing in a state other than your state of residence, dividends received generally will be subject to state, and where applicable, local personal income tax.

There is the possibility that events occurring after the date of issuance of a security, or after a Tax-Exempt Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includible in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Certain investors may be subject to the AMT on dividends attributable to the Interstate Tax-Exempt Fund or a State-Specific Fund's investment in PABs. Distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income.

TAXABLE FUNDS

The Primary Fund, U.S. Government Fund and U.S. Treasury Fund's dividends will generally be taxed as ordinary income, although those Funds may also distribute amounts taxable as capital gains.

Dividends and interest received by the Primary Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Primary Fund to shareholders.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Reports, which are available upon request by calling 800-637-1700.


PRIMARY FUND

                                                                       CLASS R
                                         -----------------------------------------------------------------
                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0011        0.0065        0.0187         0.0511        0.0492
Dividends from net investment
  income                                  (0.0011)      (0.0065)      (0.0187)       (0.0511)      (0.0492)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.11%         0.65%         1.90%          5.29%         4.92%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)        $6,067.2      $6,231.8      $6,462.0       $6,241.8      $4,355.9
Ratio of expenses to average
  net assets                                 1.00%(b)      1.00%         1.01%          1.00%         1.00%
Ratio of net investment income
  to average net assets                      0.10%(b)      0.64%         1.86%          5.11%         4.74%

U.S. GOVERNMENT FUND

                                                                       CLASS R
                                         -----------------------------------------------------------------
                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0010        0.0050        0.0149         0.0493        0.0471
Dividends from net investment
  income                                  (0.0010)      (0.0050)      (0.0149)       (0.0493)      (0.0471)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.10%         0.50%         1.50%          5.12%         4.71%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)         $ 853.5       $ 846.7       $ 902.3        $ 887.1       $ 667.7
Ratio of expenses to average
  net assets                                 1.00%(b)      1.00%         1.01%          1.01%         1.00%
Ratio of net investment income to
  average net assets                         0.08%(b)      0.50%         1.44%          4.93%         4.12%

                                                              TREASURER'S TRUST
                                             ---------------------------------------------------
                                                                                         MAY 29,
                                                        YEAR ENDED MAY 31,              2001* TO
                                             ------------------------------------        MAY 31,
                                               2004           2003          2002          2001
                                             --------      --------      --------       --------
Net asset value at beginning of period       $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000
                                             --------      --------      --------       --------
Net investment income                          0.0049        0.0090        0.0189         0.0003
Dividends from net investment income          (0.0049)      (0.0090)      (0.0189)       (0.0003)
                                             --------      --------      --------       --------
Net asset value at end of period             $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000
                                             ========      ========      ========       ========
Total Return                                     0.49%         0.91%         1.91%          0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)            $ 19.3         $ 6.5         $ 4.0         $ 15.6
Ratio of expenses to average net assets          0.60%         0.60%         0.60%          0.60%(a)
Ratio of net investment income to
  average net assets                             0.48%         0.83%         2.16%          3.47%(a)

*   Commencement of operations.

(a) Annualized.

(b) Due to the voluntary waiver of certain expenses for certain Classes by RMCI, the net expense and net investment income ratios amounted to:


                  PRIMARY FUND - CLASS R

                                                             YEAR ENDED
                                                            MAY 31, 2004
                                                            ------------
                  Expense Ratio                                 0.99%
                  Net Investment Income                         0.10%

                  U.S. GOVERNMENT FUND - CLASS R

                                                             YEAR ENDED
                                                            MAY 31, 2004
                                                            ------------
                  Expense Ratio                                 0.98%
                  Net Investment Income                         0.10%

U.S. TREASURY FUND

                                                                       CLASS R
                                         -----------------------------------------------------------------
                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0009        0.0047        0.0166         0.0468        0.0443
Dividends from net investment
  income                                  (0.0009)      (0.0047)      (0.0166)       (0.0468)      (0.0443)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.09%         0.47%         1.68%          4.82%         4.43%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)         $ 377.5       $ 356.2       $ 344.3        $ 401.2       $ 397.2
Ratio of expenses to average
  net assets                                 1.00%(b)      1.00%         1.00%(b)       1.04%(b)      1.00%(b)
Ratio of net investment income (loss)
  to average net assets                     (0.02%)(b)     0.47%         1.61%(b)       4.63%(b)      4.12%(b)


INTERSTATE TAX-EXEMPT FUND

                                                             CLASS R                                       CLASS 8
                                         ---------------------------------------------------    ----------------------------
                                                         YEARS ENDED MAY 31,                                     JANUARY  ,
                                         ---------------------------------------------------    YEARS ENDED       2003* TO
                                           2004      2003       2002       2001       2000      MAY 31, 2004    MAY 31, 2003
                                         --------  --------   --------   --------   --------    ------------    ------------

Net asset value at beginning of year     $ 1.0000  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000        $ 1.0000
                                         --------  --------   --------   --------   --------    --------        --------
Net investment income                      0.0010    0.0034     0.0108     0.0289     0.0267      0.0092          0.0042
Dividends from net investment
  income                                  (0.0010)  (0.0034)   (0.0108)   (0.0289)   (0.0267)    (0.0092)        (0.0042)
                                         --------  --------   --------   --------   --------    --------        --------
Net asset value at end of year           $ 1.0000  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000        $ 1.0000
                                         ========  ========   ========   ========   ========    ========        ========
Total Return                                 0.10%     0.34%      1.09%      2.95%      2.67%       0.93%           0.42%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)         $ 283.5   $ 280.4    $ 295.7    $ 296.2    $ 271.9      $ 66.2           $ 0.1
Ratio of expenses to average
  net assets                                 1.00%     1.00%      1.01%      1.01%      1.00%       0.08%           0.08%(a)
Ratio of net investment income
  to average net assets                      0.00%     0.32%      1.08%      2.89%     2.60%        0.92%           1.10%(a)
Ratio of expenses to average
  net assets net of fee waivers              0.90%     0.99%      1.01%      1.01%     1.00%          --              --
Ratio of net investment income
  to average net assets net of
  fee waivers                                0.10%     0.33%      1.08%      2.89%     2.60%          --              --

(b) Due to the voluntary waiver of certain expenses for certain Classes by RMCI, the net expense and net investment income ratios amounted to:

                                                         YEARS ENDED MAY 31,
                                                 ------------------------------------
            U.S.TREASURY FUND - CLASS R          2004    2003    2002    2001    2000
                                                 ----    ----    ----    ----    ----
            Expense Ratio                        0.89%   1.00%   0.97%   0.99%   0.86%
            Net Investment Income                0.09%   0.47%   1.64%   4.68%   4.26%

CALIFORNIA TAX-EXEMPT FUND

                                                                                                  JULY 2,
                                                            YEARS ENDED MAY 31,                   1999* TO
                                         ---------------------------------------------------      MAY 31,
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning
  of year                                $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0033        0.0098         0.0236        0.0208
Dividends from net investment
  income                                  (0.0006)      (0.0033)      (0.0098)       (0.0236)      (0.0208)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.33%         0.98%          2.42%         2.27%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)         $ 101.2       $ 109.0       $ 109.3        $ 136.2        $ 91.4
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.01%          1.00%         1.00%(a)
Ratio of net investment income (loss)
  to average net assets                     (0.05%)        0.31%         1.00%          2.36%         2.27%(a)
Ratio of expenses to average
  net assets net of fee waivers              0.89%         0.99%         1.01%          1.00%         0.96%(a)
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.32%         1.00%          2.36%         2.31%(a)

*   Commencement of operations.

(a) Annualized.


CONNECTICUT TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0025        0.0092         0.0273        0.0248
Dividends from net investment
  income                                  (0.0006)      (0.0025)      (0.0092)       (0.0273)      (0.0248)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.25%         0.92%          2.75%         2.48%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 21.5        $ 36.4        $ 41.2         $ 40.2        $ 51.1
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.01%          1.01%         1.00%
Ratio of net investment income (loss)
  to average net assets                     (0.08%)        0.23%         0.92%          2.73%         2.42%
Ratio of expenses to average
  net assets net of fee waivers              0.86%         0.98%         1.01%          1.01%         1.00%
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.25%         0.92%          2.73%         2.42%

FLORIDA TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0036        0.0105         0.0294        0.0272
Dividends from net investment
  income                                  (0.0006)      (0.0036)      (0.0105)       (0.0294)      (0.0272)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.36%         1.05%          2.98%         2.72%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 39.5        $ 45.9        $ 32.1         $ 28.9        $ 28.9
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.00%          1.01%         1.00%
Ratio of net investment income (loss)
  to average net assets                     (0.03%)        0.34%         0.99%          2.94%         2.68%
Ratio of expenses to average
  net assets net of fee waivers              0.91%         0.99%         1.00%          1.01%         1.00%
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.35%         0.99%          2.94%         2.68%


MASSACHUSETTS TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0030        0.0099         0.0279        0.0256
Dividends from net investment
  income                                  (0.0006)      (0.0030)      (0.0099)       (0.0279)      (0.0256)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.30%         0.99%          2.85%         2.56%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 17.8        $ 20.8        $ 21.0         $ 18.8        $ 16.1
Ratio of expenses to average
  net assets                                 1.01%         1.00%         1.00%          1.00%         1.00%
Ratio of net investment income (loss)
  to average net assets                     (0.07%)        0.28%         0.99%          2.79%         2.55%
Ratio of expenses to average
  net assets net of fee waivers              0.88%         0.98%         1.00%          1.00%         1.00%
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.30%         0.99%          2.79%         2.55%

MICHIGAN TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0029        0.0080         0.0276        0.0263
Dividends from net investment
  income                                  (0.0006)      (0.0029)      (0.0080)       (0.0276)      (0.0263)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.29%         0.81%          2.83%         2.63%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 12.1         $ 7.9         $ 8.5          $ 4.8         $ 2.2
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.01%          1.00%         1.00%
Ratio of net investment income
  (loss) to average net assets              (0.03%)        0.27%         0.63%          2.76%         2.60%
Ratio of expenses to average
  net assets net of fee waivers              0.91%         0.98%         1.00%          1.00%         1.00%
Ratio of net investment income
  to average net assets net
  of fee waivers                             0.06%         0.29%         0.64%          2.76%         2.60%


NEW JERSEY TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0029        0.0101         0.0277        0.0249
Dividends from net investment
  income                                  (0.0006)      (0.0029)      (0.0101)       (0.0277)      (0.0249)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.29%         1.01%          2.83%         2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 50.2        $ 56.0        $ 57.5         $ 52.9        $ 44.4
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.01%          1.01%         1.05%
Ratio of net investment income
  (loss) to average net assets              (0.07%)        0.25%         0.94%          2.77%         2.46%
Ratio of expenses to average
  net assets net of fee waivers              0.87%         0.97%         1.01%          1.01%         1.05%
Ratio of net investment income to
  average net assets net
  of fee waivers                             0.06%         0.28%         0.94%          2.77%         2.46%

NEW YORK TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0034        0.0095         0.0281        0.0258
Dividends from net investment
  income                                  (0.0006)      (0.0034)      (0.0095)       (0.0281)      (0.0258)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.34%         0.95%          2.87%         2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)         $ 172.6       $ 228.4       $ 234.4        $ 281.6       $ 228.4
Ratio of expenses to average
  net assets                                 1.02%         1.00%         1.01%          1.01%         1.00%
Ratio of net investment income
  (loss) to average net assets              (0.07%)        0.33%         0.94%          2.81%         2.55%
Ratio of expenses to average
  net assets net of fee waivers              0.89%         0.99%         1.01%          1.01%         1.00%
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.34%         0.94%          2.81%         2.55%


OHIO TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0030        0.0082         0.0281        0.0256
Dividends from net investment
  income                                  (0.0006)      (0.0030)      (0.0082)       (0.0281)      (0.0256)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.30%         0.83%          2.88%         2.56%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 10.9        $ 10.4         $ 5.7          $ 8.1         $ 8.9
Ratio of expenses to average
  net assets                                 1.01%         1.00%         1.01%          1.00%         1.00%
Ratio of net investment income
  (loss) to average net assets              (0.03%)        0.28%         0.81%          2.81%         2.95%
Ratio of expenses to average
  net assets net of fee waivers              0.92%         0.99%         1.01%          1.00%         1.00%
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.29%         0.81%          2.81%         2.95%

PENNSYLVANIA TAX-EXEMPT FUND

                                                                  YEARS ENDED MAY 31,
                                         -----------------------------------------------------------------
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning of year     $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0007        0.0036        0.0097         0.0287        0.0276
Dividends from net investment
  income                                  (0.0007)      (0.0036)      (0.0097)       (0.0287)      (0.0276)
                                         --------      --------      --------       --------      --------
Net asset value at end of year           $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.07%         0.36%         0.97%          2.97%         2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (millions)          $ 46.1        $ 40.6        $ 51.5         $ 34.1        $ 21.1
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.01%          1.00%         1.00%
Ratio of net investment income
  (loss) to average net assets              (0.01%)        0.34%         0.89%          2.87%         2.73%
Ratio of expenses to average
  net assets net of fee waivers              0.93%         1.00%         1.01%          1.00%         1.00%
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.07%         0.34%         0.89%          2.87%         2.73%


VIRGINIA TAX-EXEMPT FUND

                                                                                                  MARCH 3,
                                                            YEARS ENDED MAY 31,                   2000* TO
                                         ---------------------------------------------------      MAY 31,
                                           2004          2003          2002           2001          2000
                                         --------      --------      --------       --------      --------
Net asset value at beginning
  of period                              $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         --------      --------      --------       --------      --------
Net investment income                      0.0006        0.0025        0.0069         0.0253        0.0075
Dividends from net investment
  income                                  (0.0006)      (0.0025)      (0.0069)       (0.0253)      (0.0075)
                                         --------      --------      --------       --------      --------
Net asset value at end of period         $ 1.0000      $ 1.0000      $ 1.0000       $ 1.0000      $ 1.0000
                                         ========      ========      ========       ========      ========
Total Return                                 0.06%         0.25%         0.69%          2.77%         3.08%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)        $ 11.0        $ 11.3        $ 13.0          $ 6.7         $ 2.1
Ratio of expenses to average
  net assets                                 1.00%         1.00%         1.01%          1.00%         1.01%(a)
Ratio of net investment income
  (loss) to average net assets              (0.04%)        0.19%         0.58%          2.53%         3.19%(a)
Ratio of expenses to average
  net assets net of fee waivers              0.90%         0.95%         0.99%          1.00%         0.97%(a)
Ratio of net investment income
  to average net assets
  net of fee waivers                         0.06%         0.24%         0.60%          2.53%         3.23%(a)

*   Commencement of operations.

(a) Annualized.

LOUISIANA MUNICIPAL MONEY-MARKET FUND

                                                                                    APRIL 17
                                                        YEARS ENDED MAY 31,         2002* TO
                                                     -------------------------       MAY 31,
                                                        2004           2003           2002
                                                     ----------     ----------     ----------
Net asset value at beginning of period               $   1.0000     $   1.0000     $   1.0000
                                                     ----------     ----------     ----------
Net investment income                                    0.0007         0.0032         0.0014
Dividends from net investment income                    (0.0007)       (0.0032)       (0.0014)
                                                     ----------     ----------     ----------
Net asset value at end of period                     $   1.0000     $   1.0000     $   1.0000
                                                     ==========     ==========     ==========
Total Return                                               0.07%          0.32%          0.14%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                  $      0.2     $      0.1     $      0.1
Ratio of expenses to average net assets                    1.00%          1.00%          1.04%(a)
Ratio of net investment income (loss) to
  average net assets                                      (0.30)%        (0.11)%         0.36%(a)
Ratio of expenses to average net assets net of
  fee waivers                                              0.64%          0.57%          0.00%(a)
Ratio of net investment income to
  average net assets net of fee waivers                    0.06%          0.32%          1.15%(a)

MINNESOTA MUNICIPAL MONEY-MARKET FUND

                                                                                    APRIL 17
                                                        YEARS ENDED MAY 31,         2002* TO
                                                     -------------------------       MAY 31,
                                                        2004           2003           2002
                                                     ----------     ----------     ----------
Net asset value at beginning of period               $   1.0000     $   1.0000     $   1.0000
                                                     ----------     ----------     ----------
Net investment income                                    0.0006         0.0044         0.0017
Dividends from net investment income                    (0.0006)       (0.0044)       (0.0017)
                                                     ----------     ----------     ----------
Net asset value at end of period                     $   1.0000     $   1.0000     $   1.0000
                                                     ==========     ==========     ==========
Total Return                                               0.06%          0.44%          0.17%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                  $      0.6     $      0.2     $      0.1
Ratio of expenses to average net assets                    1.01%          1.00%          1.04%(a)
Ratio of net investment income (loss) to
  average net assets                                      (0.17)%         0.12%          0.36%(a)
Ratio of expenses to average net assets net of
  fee waivers                                              0.78%          0.69%          0.00%(a)
Ratio of net investment income to
  average net assets net of fee waivers                    0.06%          0.43%          1.40%(a)

----------
*    Commencement of operations.
(a)  Annualized.

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.


WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

                                       (i)

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.


USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

                                      (ii)

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern
Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

                                      (iii)

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -    Contact Reserve customer service immediately.

     -    Report the theft to each of these credit reporting agencies: Experian
          - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

                                      (iv)

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into this Prospectus. Each Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Funds by calling The Reserve Funds toll free at 800-637-1700.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

                                 [H&R BLOCK(R) FINANCIAL ADVISORS LOGO]


                                 719 Griswold St., Ste. 1700
                                 Detroit MI 48226-3318


Distributor -- Resrv Partners, Inc.
RF/HRBFA-Combo 09/04
Investment Company File Number: 811-2033
The Reserve Fund
Investment Company File Number: 811-3696
Reserve Tax-Exempt Trust
Investment Company File Number: 811-3814
Reserve New York Tax-Exempt Trust
Investment Company File Number: 811-10533
Reserve Municipal Money-Market Trust

Investment services and securities products offered through H&R Block Financial Advisors, Inc., member NYSE/SIPC, a subsidiary of H&R Block, Inc. H&R Block, Inc. is not a registered broker-dealer.

                       STATEMENT OF ADDITIONAL INFORMATION

             PRIMARY FUND, U.S. GOVERNMENT FUND & U.S. TREASURY FUND
                                       OF
                                THE RESERVE FUND

    INTERSTATE TAX-EXEMPT FUND, CALIFORNIA TAX-EXEMPT FUND, CONNECTICUT TAX-EXEMPT FUND, FLORIDA TAX-EXEMPT FUND, MASSACHUSETTS TAX-EXEMPT FUND, MICHIGAN
       TAX-EXEMPT FUND, NEW JERSEY TAX-EXEMPT FUND, OHIO TAX-EXEMPT FUND,
             PENNSYLVANIA TAX-EXEMPT FUND & VIRGINIA TAX-EXEMPT FUND
                                       OF
                            RESERVE TAX-EXEMPT TRUST

                            NEW YORK TAX-EXEMPT FUND
                                       OF
                        RESERVE NEW YORK TAX-EXEMPT TRUST

                      LOUISIANA MUNICIPAL MONEY-MARKET FUND
                      MINNESOTA MUNICIPAL MONEY-MARKET FUND
                                       OF
                      RESERVE MUNICIPAL MONEY-MARKET TRUST

                    1250 BROADWAY, NEW YORK, N.Y. 10001-3701
                           212-401-5500 - 800-637-1700

                                   ----------

The Reserve Fund was organized on February 1, 1970 as a Maryland corporation and re-organized on October 28, 1986 as a Massachusetts business trust, and the Reserve Tax-Exempt Trust, the Reserve New York Tax-Exempt Trust and the Reserve Municipal Money-Market Trust were organized as Massachusetts business trusts on January 25, 1983, July 12, 1983 and October 1, 2002, respectively. The Reserve Fund, the Reserve Tax-Exempt Trust, the Reserve New York Tax-Exempt Trust and the Reserve Municipal Money Market (each, a "Trust" and collectively the "Trusts") are open-end management investment companies registered with the Securities & Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Statement of Additional Information ("SAI") pertains to the Primary, U.S. Government and U.S. Treasury Funds, three of the seven series of The Reserve Fund (the "Taxable Funds"), the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Florida Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Virginia Tax-Exempt Fund of the Reserve Tax-Exempt Trust, and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (each a "State Fund" and together the "State Funds"), the Louisiana Municipal Money-Market and Minnesota Municipal Money-Market Funds of Reserve Municipal Money-Market Trust (each a "Municipal Fund" and together the "Municipal Funds") and the Interstate Tax-Exempt Fund, of the Reserve Tax Exempt Trust (the "Interstate Fund" and together with the State Funds and the Municipal Funds, the "Tax-Exempt Funds"). The Taxable Funds and the Tax-Exempt Funds are referred to herein as the "Funds." At the date of this SAI, the Reserve Fund had seven series authorized, the Reserve Tax-Exempt Trust had eleven series authorized, the Reserve New York Tax-Exempt Trust had one series authorized and the Reserve Municipal Money-Market Trust had two series authorized. As of the date of this SAI the Primary Fund had twelve classes of shares outstanding, the U.S. Government Fund had seven classes of shares outstanding, the U.S. Treasury Fund had six classes of shares outstanding and the Interstate Tax-Exempt Fund had six classes of shares outstanding, of which this SAI pertains only to the Class R shares. Each State Fund and each Municipal Fund offers only one class of shares. Additional series and classes may be added by the Board of Trustees of the Trust (the "Trustees") without a shareholder vote.

                                   ----------

This SAI is not a prospectus, and should be read in conjunction with the combined prospectus of the Funds dated September 30, 2004 (the "Prospectus"). The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. Each Fund's audited financial statements are incorporated by reference into this SAI from its annual report to shareholders for the fiscal year ended May 31, 2004 (the "Annual Report").

A copy of the Prospectus and the Annual Report may be obtained without charge by writing to the Trust at the address shown above or by calling Reserve Management Company, Inc., each Fund's investment adviser ("RMCI" or the "Adviser"), toll free at 800-637-1700 or American Express at 800-297-7378. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, the Annual Report, material incorporated by reference and other information regarding the Funds.

                                   ----------

                      THIS SAI IS DATED SEPTEMBER 30, 2004.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Investment Objective and Policies                                           2
Money Market Instruments and Investment Strategies                          3
Risks of Investing in the Funds                                             6
Portfolio Transactions                                                      7
Management of the Trust                                                     7
Investment Management Arrangements                                          10
Distribution Arrangements                                                   12
Other Service Providers                                                     13
How to Buy and Sell Shares                                                  13
Shareholder Services                                                        17
Dividends, Distributions and Taxes                                          20
Yield Information                                                           22
Information About the Trust                                                 23
Financial Statements                                                        28
Credit Ratings                                                              29

          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE
            U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND
      WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund of the Reserve Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

The investment objective of each State Fund is to seek as high a level of short-term interest income exempt from regular federal income taxes, including the alternative minimum tax, and state and local personal income and/or property taxes, if any, for residents of the state for which the Fund is named as is consistent with preservation of capital and liquidity. The investment objective of each Municipal Fund is to seek as high a level of short-term interest income exempt from regular federal income taxes and state and local personal income and/or property taxes, if any, for residents of the state for which the Fund is named as is consistent with preservation of capital and liquidity. Each State Fund and each Municipal Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state and its political subdivisions for which the Fund is named.

The Interstate Tax-Exempt Fund's investment objective is to seek as high a level of short-term interest income exempt from federal income taxes, including the alternative minimum tax, as is consistent with preservation of capital and liquidity. The Interstate Tax-Exempt Fund invests principally in short-term obligations issued by the states, territories and possessions of the United States and their political subdivisions, duly constituted authorities and corporations.

These investment objectives are a fundamental policy for each respective Fund and may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. There can be no assurance that a Fund will achieve its objective.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

FUNDAMENTAL POLICIES. Each Fund's investment objective and the following fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). Under each Fund's fundamental investment policies, a Fund may not:

     (1) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities) and not in an amount to exceed 5% of the market value of its total assets;

     (2) issue senior securities except in compliance with the Investment Company Act;

     (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (4) invest more than 25% of its total assets in any particular industry, except to the extent that its investments may be concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations; with respect to not concentrating a Fund's investment in any particular industry, a Fund may not invest more than 25% of its total assets in securities paying interest from revenues of similar type projects or industrial development bonds;

     (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase municipal obligations secured by interests in real estate;

     (6) lend more than 33 1/3% of the value of its total assets, except to the extent its investments may be

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     considered loans;

     (7) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase municipal obligations subject to a stand-by commitment, at the Fund's option; and

     (8) make investments on a margin basis.

Each State Funds, each Municipal Funds and the Interstate Fund are non-diversified investment companies. The Primary Fund, the U.S. Government Fund and the U.S. Treasury Fund are each diversified.. Under Section 5(b) of the Investment Company Act, a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. Any management company other than a diversified company is defined as a "non-diversified" company pursuant to Section 5(b)(2).

In addition, each of the Funds intends to comply with the diversification requirements of Rule 2a-7 under the Investment Company Act which generally limits a money market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, and, if such securities are not First Tier Securities (as defined in the Rule), to not more than 1% of its total assets. Money-market funds are also subject to the credit quality and maturity requirements of Rule 2a-7. Accordingly, each Fund may invest only in securities with a remaining maturity of 397 days or less for individual securities and must maintain a dollar-weighted average portfolio maturity of 90 days or less. A "single state" tax-exempt fund is also subject to this 5% limitation, but only as to 75% of its total assets. With respect to the remaining 25% of the Fund's assets, more than 5% may be invested in securities of a single issuer as long as the securities are "first-tier" securities (i.e., securities rated in the highest short-term category for debt by at least two nationally recognized statistical rating organizations, shares of another money-market fund, or U.S. government securities). Reserve Management Co., Inc. ("RMCI" or "Adviser") serves as the Investment Adviser to the Trusts. Resrv Partners, Inc. ("RESRV"), an affiliate of RMCI, is the distributor of shares of the Funds pursuant to a distribution agreement between Resrv and the Trusts. RMCI and RESRV are located at 1250 Broadway, New York, NY 10001-3701.

The U.S. Government Fund will, under normal circumstances, invest at least 80% of its net assets in securities of the U.S. government, its agencies and instrumentalities, and repurchase agreements supported by such investments. The U.S. Treasury Fund will, under normal circumstances, invest at least 80% of its net assets in securities backed by the full faith and credit of the U.S. government. Neither the U.S. Government Fund nor the U.S. Treasury Fund intends to borrow for investment purposes. These policies are fundamental and may not be changed without a Majority Vote.

Each State Fund and each Municipal Fund normally invests at least 80% of its net assets in municipal obligations exempt from state and local income, personal property and intangible taxes of the named state plus any borrowings for investment purposes in municipal obligations which are exempt from federal income taxes and the personal income taxes of the named state, including, with respect to the New York Tax-Exempt Fund, local personal income taxes, the Florida Tax-Exempt Fund, Florida intangibles tax, and the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax. None of the Funds intend to borrow for investment purposes. The 80% investment policies will not be applicable during periods when the Funds pursue a temporary defensive strategy, as discussed below. The Funds' 80% investment policies are fundamental and may not be changed without a Majority Vote. Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another openend investment company with substantially the same investment objective as the Fund.

Although not currently using a "master/feeder" structure, the Trust has obtained shareholder approval to use a "master/feeder" structure. In that case, a Fund may become a "feeder fund" that would invest in a corresponding "master fund" rather than investing directly in securities. The master fund, in turn, would invest in securities according to the strategies and policies described in this Prospectus. A potential benefit of this structure is that the expenses of the master fund could be shared with any other feeder funds.

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               MONEY MARKET INSTRUMENTS AND INVESTMENT STRATEGIES

The following section contains more detailed information about the types of instruments in which each Fund may invest, the strategies the Funds may employ, and a summary of the related risks. A particular type of instrument or strategy will be utilized only when, in the Adviser's opinion, the utilization will help a Fund achieve its investment objective.

MONEY MARKET INSTRUMENTS

Money-market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money-market fund having demand or put features, which have the effect of shortening the security's maturity. Municipal money-market securities include variable rate demand bonds, commercial paper, municipal notes and shares of municipal money-market funds.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

The Municipal Funds may purchase floating and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

The Louisiana and Minnesota Municipal Money-Market Funds may purchase participation interests in municipal obligations from financial institutions. A participation interest gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks. These securities may be subject to greater risks than other money market securities because of their structure.

Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal alternative minimum tax ("AMT"). The Louisiana and Minnesota Municipal Money-Market Fundsmay invest without limitation in tax-exempt municipal securities that are subject to AMT. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of the Prospectus, each Fund has not and does not purchase such securities, but reserves the right to do so in the future.

U.S. TREASURY OBLIGATIONS. Each Fund may invest in obligations of or obligations guaranteed by the U.S. Treasury and backed by the full faith and credit of the U.S. government. The U.S. Treasury Fund invests exclusively in these securities. Generally, the U.S. Treasury Fund's assets will be invested in direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

U.S. GOVERNMENT SECURITIES. The Primary Fund and the U.S. Government Fund may also invest in other U.S. government securities including instruments which are issued or guaranteed by agencies of the federal government and instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing securities. U.S. government securities include obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home

                                        5
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Loan Bank ("FHLB"), in addition to direct obligations of the U.S. Treasury. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

THE PRIMARY FUND MAY ALSO INVEST IN THE FOLLOWING TYPES OF MONEY MARKET
INSTRUMENTS:

BANK OBLIGATIONS. The Primary Fund may invest in bank obligations, including certificates of deposit, banker's acceptances, time deposits and securities backed by a letter of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, which earns a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is a guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. The Primary Fund will treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations) as obligations issued by domestic banks only if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

FOREIGN BANK OBLIGATIONS. The Primary Fund may also invest in obligations of foreign banks located in industrialized nations in Western Europe, as well as Australia and Canada and foreign branches of U.S. banks ("Eurodollar" obligations), which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. Eurodollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for the Fund. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Primary Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Fund held overseas will be held by foreign branches of the Fund's custodian or by other U.S. or foreign banks under sub-custodian arrangements complying with the requirements of the Investment Company Act.

COMMERCIAL PAPER. The Funds may not invest in commercial paper.

THE PRIMARY FUND AND THE STATE SPECIFIC MUNICIPAL MONEY FUNDS AND THE MUNICIPAL MONEY-MARKET FUNDS MAY ALSO INVEST IN THE FOLLOWING TYPES OF MONEY MARKET
INSTRUMENTS:

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MUNICIPAL OBLIGATIONS. The Primary Fund, the state specific municipal money funds and the municipal money-market funds may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal securities may be fully or partially backed by the local government , by credit of a private issuer, by the current or anticipated revenues from specific project or specific assets, or be domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

The two principal classifications of municipal obligations are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are backed by the issuer's faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. The Primary Fund's portfolio may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality. Moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

The Primary Fund, the state specific municipal money funds and the municipal money-market funds will purchase municipal securities which are rated MIG1 or MIG2 or Prime 1 or Prime 2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 or A-1 or A-2 by Standard & Poor's Corporation ("S&P"). Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Primary Fund, the state specific municipal money funds and the municipal money-market funds may invest, pursuant to guidelines established by the Trustees.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

Specific types of municipal obligations and the risks of each are described more fully below.

There are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the U.S. Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies

                                        7
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currently in effect.

The risks associated with municipal obligations issued by electric utilities include the availability and cost of fuel and capital, the effects of conservation on energy demand, the effects of rapidly changing environmental safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, increasing competition, opposition to nuclear power and legislative changes.

A major revenue source for the health care industry is payments from the Medicare and Medicaid programs and, consequently, the industry is sensitive to legislative changes and reductions in spending for such programs. Many other factors may affect health care-related debt instruments, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); legislative and regulatory changes by private and governmental agencies, as well as competition among health care providers.

Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. Generally they are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Therefore, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of housing projects, including but not limited to: acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation-related municipal securities may be issued to finance the construction of toll roads, highways, airports, or other transit facilities. Airport bonds are dependent on the stability of the airline industry and a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends as well as the price and availability of fuel. The cost and availability of fuel affects toll road bonds as do toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability generally affect all transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and sewer revenue bonds are often considered to have relatively secure credit due to their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults and could in the future. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers.

In view of a Fund's investment in industrial development revenue bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

WHEN-ISSUED MUNICIPAL OBLIGATIONS. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such municipal obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets

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at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

INVESTMENT STRATEGIES

Each Fund may also employ the following investment strategies:

REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements ("repos"). Under such agreements, the Fund purchases and simultaneously contracts to resell securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Each Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Funds' Trustees. To reduce the risk of incurring a loss on a repo, each Fund will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the Fund's account at the Custodian.

A repo may be construed to be a collateralized loan by the purchaser to the seller secured by the securities transferred to the purchaser. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security. A Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

REVERSE REPURCHASE AGREEMENTS. The Primary and U.S. Government Funds may enter into reverse repurchase agreements ("reverse repos") when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. Reverse repos involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. In a typical reverse repo transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event a Fund may suffer time delays and incur costs or possible losses in connection with such transactions. It is the Fund's policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

INVESTMENTS IN ILLIQUID SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly, in the ordinary course of business, at approximately the amount at which the fund has valued the instruments. A Fund may invest in illiquid securities if such investments would not exceed 10% of such Fund's net assets. The liquidity of a Fund's investments is monitored under the supervision and direction of the Fund's Trustees. Investments currently considered illiquid include repos not maturing within seven days and certain restricted securities.

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BORROWING. Each Fund has the authority to borrow money, including through reverse repo transactions, for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. A Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing subjects a Fund to interest costs. Borrowing could also involve leverage if securities were purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. The Primary and U.S. Government Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Fund's assets. The Fund will receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. Under current regulations, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for the settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. The Funds may pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all applicable regulatory requirements including the rules of the New York Stock Exchange (the "NYSE" or the "Exchange").

A Fund could suffer a loss in the event that there are losses on investments made with such collateral. In the event the borrower defaults on its obligations, a Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral.

CREDIT QUALITY. The SEC has adopted regulations that dictate the credit quality requirements for money market funds. These require the Funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO"), or by one if only one NRSRO has rated the securities, or, if unrated, securities determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality. Money market fund shares and U.S. government securities are also first tier securities. Second tier securities generally are rated within the second-highest category. Should a security's high-quality rating change after purchase by a Fund, the Adviser would take such action, including no action, determined to be in the best interest of that Fund.

                         RISKS OF INVESTING IN THE FUNDS

The principal risk factors associated with an investment in each Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise a Fund's assets.

CREDIT RISK. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. This risk is reduced to the extent a Fund limits its debt investments to U.S. Treasury or U.S. government securities.

INTEREST RATE RISK. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. A Fund may lose money if interest rates rise sharply in a manner not anticipated by Fund management. However, when interest rates fall, the Funds' yields will typically fall as well.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an

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individual municipal issuer can affect the overall municipal market.

The value of municipal securities may be affected by uncertainties in the municipal market-related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced from time to time. Proposals also may be introduced before the individual state legislatures that would affect the state tax treatment of a municipal fund's distributions. This could have a significant impact on the prices of some or all of the municipal securities held by a Fund, making it more difficult for a money-market fund to maintain a stable net asset value ("NAV") per share.

Debt and money-market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money-market security can fall when interest reates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount of the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause that Fund's share price to decrease.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

TEMPORARY DEFENSIVE POSITIONS. The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and this SAI. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies to attempt to respond to adverse market, economic, political or other conditions. The Primary Fund and the U.S. Government Fund would generally, in adopting a temporary defensive position, buy more conservative U.S. Government securities. If the U.S. Treasury Fund adopted a temporary defensive position, it would probably increase its investment in repos above its 5% of total assets limitation. Further, in an extreme emergency, all Funds would maintain a large percentage of uninvested cash. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments ("taxable investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), deposit-type obligations, acceptances, letters of credit of FDIC member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in taxable investments at any time.

NON-DIVERSIFICATION RISK. Another risk factor associated with investment in the Funds is "non-diversification". As a

                                       11
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non-diversified investment company, the Funds are permitted to have all their assets invested in a limited number of issuers. Further, each Fund's investment in securities issued by that particular state and its political subdivisions provides a greater level of risk than a fund which is invested across numerous states and municipal entities because a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; as well as the underlying condition of the state, and its municipalities, etceteras. However, each Fund intends to qualify as a "regulated investment company" for purposes of the "Subchapter M" of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

     In addition, the Funds follow regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. These require the Funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO"s), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment manager. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category. Should a security's high-quality rating change after purchase by a Fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the Fund by the Trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

STATE FUNDS AND MUNICIPAL MONEY-MARKET FUNDS. There are additional risks particular to each state for which a respective State Fund or and municipal money-market funds is named. State Funds and municipal money-market funds invest primarily and generally predominately in municipal money market securities issued by or on behalf of one state or its counties, municipalities, authorities or other subdivisions. These Funds' securities are subject to the same general risks associated with otherMunicipal Funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenue; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For a better understanding of these risks, please read below:

RISK FACTORS OF CONCENTRATING IN CALIFORNIA. Investors should consider carefully the special risks inherent in the Fund's investments in California municipal obligations, which result from statutes that limit the taxing and spending authority of California governmental agencies, as well as the general financial condition of the state. The governor's fiscal 2004 budget seeks to address a structural deficit of $34.6 billion. The deficit reflects the severe fall-off in tax revenue collections due to the continued weak performance of the state and national economies and the weak stock market. The deficit is also driven by increased spending pressures attributable primarily to rising health care costs. The size of the deficit is larger as a percentage of the annual budget (nearly 23%) than any shortfall in California history, and among the largest of the U.S. states. Dramatic budget actions will be required to restore structural budget balance. In the fiscal 2004 budget the state estimates a fiscal 2005 budget gap of $8 billion, or roughly 10% of projected General Fund spending for the year. Given the usual forecast risks associated with the state's fiscal plan, including the pace of economic and stock market recovery, and the ability to realize anticipated cost savings in various state programs during the year, the gap could grow to exceed $10 billion. A continued gap of this magnitude will present a formidable budget challenge next year. In light of the current political instability, the constitutional requirement for a two-thirds majority vote and the legislature's inability to agree for the past two years on whether to enact deep spending cuts or significant tax increases, the state's finances could remain pressured for several more years. In addition, with at least $11 billion of short-term debt maturing in June 2004, the state's cash and liquidity position could be compromised should it not be able to complete its planned long-term financings before the end of the fiscal year. Currently, California's general obligation bonds are rated BBB by S&P and A3 by Moody's.

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RISK FACTORS OF CONCENTRATING IN CONNECTICUT. The credit quality of the
Connecticut Tax-Exempt Fund will depend on the continued financial strength of the state of Connecticut and its political subdivisions. Connecticut will continue to face problems resulting from slowing revenue growth compounded by the constitutional spending cap approved by voters in 1992. Connecticut is a frequent borrower and the state's debt ratios are among the highest of the fifty states. Net tax-supported debt equaled 8.0% of total state personal income, and debt per capita equaled $3,240 - ratios that rank third and first in the nation. Connecticut began the current fiscal year, 2004, on July 1 without an adopted budget. The fiscal 2003 deficit mitigation plan helped reduce the projected fiscal 2004 budget gap to about $900 million. While still sizeable at about 7.0% of Connecticut's operating budget, this was a significant improvement over the initial shortfall estimate of $2 billion, roughly 15.0% of the budget. With continued revenue weakness, the projected shortfall for fiscal 2004 has increased to about $1.1 billion. The FY2003 deficit mitigation plan added recurring revenues, notably the income, sales, and cigarette tax increases. Similarly on the expenditure side, fiscal 2003 adjustments are projected to produce ongoing savings. As a result, the projected deficit for fiscal 2005 was reduced from $2.5 billion to approximately $1.4 billion. Currently, the State's general obligation bonds are rated Aa3 and AA by Moody's and S&P, respectively.

RISK FACTORS OF CONCENTRATING IN FLORIDA. Investors should consider carefully the special risks inherent in the Fund's investment in Florida municipal obligations. The revenue of Florida is closely tied to its tourism business. A decline in tourism could adversely affect revenue, principally sales tax revenue which is vulnerable to economic cycles. The Florida Constitution and statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenue each fiscal year. Florida's Constitution permits issuance of Florida municipal obligations pledging the full faith and credit of the state, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenue of the state for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on state bonds pledging the full faith and credit of the state as the same becomes due. All State tax revenue, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the state or its agencies without a vote of Florida's electors only to finance or refinance the cost of state fixed capital outlay projects which may be payable solely from funds derived directly from sources other than state tax revenues. Demographics play an important role in the Florida economy. Forecasters for the State project that by 2010 the 85 and older group will be the most dominant age group. This increases the State's risk to rising Medicaid and other health care services. This coincides with the 25-44 year-old age bracket declining by about 2.4% over the same period. Following general fund revenue growth of 1% in fiscal 2002, the most recent revenue estimates reduced the forecast for general revenue collections by $27 million for fiscal 2003 and by $320.7 million for fiscal 2004 for the previous forecast. General fund revenues are expected to remain relatively flat for fiscal 2003, with 1.6% growth over 2002, and is expected to increase by 2.6% in fiscal 2004. Despite better than expected collections over recent months, these revised estimates reflect a decrease in anticipated collections over the rest of the fiscal year and fiscal 2004. Embedded in these revisions is a lower forecast for sales and estate tax revenues, reflecting a slower economic recovery than previously expected. The State was able to grow revenue by 7% in 2001. At present, the State's general obligation bonds are rated Aa2 and AA+ by Moody's and S&P, respectively.

RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS. The credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their credit ratings. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts's municipal obligations. The commonwealth has a heavy debt load. Debt levels rank the highest among the 50 states, on a per capita basis, and third highest as a percentage of personal income. The debt burden will remain high, and has increased in recent years due in part due to the costs of the Central Artery/Tunnel project. Currently, total tax-supported debt amounts to $20.7 billion and equals 8.6% of total personal income, which is well above the national median of 2.3% in 2002. Over the past two years, total non-farm wage and salary employment dropped by over 108,000 jobs. Manufacturing and trade sectors have been particularly hard hit and continue to show significant year over year declines. Employment opportunities in services, finance, insurance and real estate have been more stable. Unemployment has risen steadily over the past year, reaching 5.2% by December 2002, but was lower

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than the national average of 6.0% for the same month. The commonwealth's unemployment rate has remained above 5.0% since August 2002. Budget stress is expected to continue, given significant spending increases associated with rising Medicaid and pharmacy costs, and sizable debt service and pension costs. It does not appear that the commonwealth will be able to bring revenue and spending back into balance until fiscal 2004 at the earliest, given the loss of stock market related revenue that had been a major driver of state tax revenue growth in recent years. At present, Massachusetts' general obligation bonds are rated by S&P and Moody's AA- and Aa2, respectively.

RISK FACTORS OF CONCENTRATING IN MICHIGAN. The credit quality of the Michigan Tax-Exempt Fund will depend on the continued financial strength of the State of Michigan and its political subdivisions. Michigan's fiscal condition continues to be tested by its dependence on the inherently cyclical auto industry. The auto industry on the whole is responsible for generating a large source of personal income, business, and sales and use tax revenues for the state. While Michigan's economy has benefited from this sizable presence during periods of high auto sales, it has also has suffered during periods of slower car sales. Additionally, jobs in the lower paying service sectors are being added at a faster rate than the more lucrative manufacturing jobs. Manufacturing jobs accounted for 36% of total employment in 1969 and has been reduced to 21% in 1998. Furthermore, with unemployment at historically low levels businesses might be forced to look outside the State for a larger labor supply. The state was able to overcome the chronic overspending it suffered during the 1980s and achieved a balanced general fund budget at year-end 1999. Michigan passed a fiscal year 2004 budget that closes projected gaps of nearly $1.6 billion in the general fund and about $365 million in the school aid fund. Solutions include a combination of spending cuts, revenue enhancements, and relatively few one-time measures. The state made cuts in order to continue the final phase-in of a five-year income tax rate reduction to 3.9% by January 1, 2004. Local governments will absorb 3.0% across-the-board cuts to save the state $43 million in state revenue sharing. Higher education will be cut about 6.7% overall triggering tuition hikes of close to 10%. Fiscal 2003 revenue estimates have been revised downward several times, although a surplus is currently projected for the general fund. Weak economic activity resulting in lower than expected tax revenue and some additional spending requirements contributed to budget gaps in both fiscal years 2002 and 2003. Savings have been realized from spending restraints, increased cigarette taxes, and continued use of the budget stabilization fund. At present, Michigan's general obligation bonds are rated AAA by both S&P and Moody's.

RISK FACTORS OF CONCENTRATING IN NEW JERSEY. Investors in the New Jersey Tax-Exempt Fund should consider the special risks inherent in investing in New Jersey municipal obligations which result from the complex nature of the State's economy. The state has become increasingly dependent on high-income taxpayers, which makes the State very sensitive to economic downturns. The State has also begun a tax rebate program that could cost the State roughly $1 billion annually between 2000 and 2005. The state is faced with a large structural imbalance in its budget, extensive use of non-recurring revenues including deficit bond financing to maintain spending levels, and very low reserves available to address any additional financial pressures that may emerge. The process of adjusting the budget to the loss of stock market-related income is likely to take several years. The state's adopted budget for 2003 increased spending and relied on a cigarette tax increase, a major restructuring of the corporate business tax, fairly strong assumed increases in personal income and sales tax receipts, and $1.1 billion in proceeds from securitizing a portion of the state's tobacco MSA payments. The budget assumed a $100 million ending budget balance, a very narrow cushion to absorb potential risks in the revenue and spending forecasts. The governor recently released a budget plan for fiscal 2004 that slows the rate of spending growth, imposes several new or increased taxes, and relies on additional tobacco bonds, federal aid, and transfers from the unemployment insurance fund. The plan assumes moderately strong rates of growth in individual income and sales tax collections (up 7.6% and 5.6%), based on an assumption of moderate economic recovery beginning in mid-2003. The plan also includes moderate cuts in healthcare programs and property tax rebates, holds municipal aid flat, and provides a very modest increase in school aid payments. New Jersey's growth in outstanding debt has significantly outpaced its growth in population and personal income, and its Presently, the State's general obligation debt has been rated AA by S&P and Aa2 by Moody's.

RISK FACTORS OF CONCENTRATING IN OHIO. The credit quality of the Ohio Tax-Exempt Fund will depend on the continued financial strength of the State of Ohio and its political subdivisions. Ohio is an industrialized state with a diverse economy. While manufacturing jobs in the state have been declining steadily, Ohio remains a leading exporter of manufactured goods. However, the economic slowdown of the last two years has been broad-based and has affected all sectors. The auto, machinery, steel and air transportation industries were hit particularly hard, and job losses in those sectors are likely to have ripple effects for other sectors. The weak manufacturing industry is responsible for the majority of total non-farm job losses and resulted in about 100,000 job cuts out of the 143,000 jobs lost since

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employment peaked in May 2000. A year-over-year downward trend for most sectors continued through 2002, although the rate of decline has slowed considerably. The state's unemployment rate of 6.3% in January 2003 was over a full percentage point higher than the 5.0% recorded a month prior in December 2002. Ohio's aggregate personal income growth rate has lagged the U.S. rate during the last five years. In January Ohio projected a cumulative shortfall for the 2002-2003 biennium of $2.6 million. The latest gap is largely due to continued weakness in tax receipts, which account for $630 million of the deficit. In addition, investment earnings have fallen off by $50 million and Medicaid overspending contributes another $40 million. The governor ordered immediate appropriation reductions totaling $152 million, including $30 million in local government fund cuts. Additional proposed revenue enhancements include $288 million from a one-month acceleration of sales tax collections. The House approved this portion of the plan but rejected the governor's proposal to increase liquor and cigarette taxes to raise a combined $160 million. As a result, the governor made additional reductions in school aid and higher education to eliminate the remaining budget shortfall. At present, Ohio's general obligation bonds are rated Aa3 and AA+ by Moody's and S&P, respectively.

RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions and, consequently, the Pennsylvania Tax-Exempt Fund. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. The State's economy, as measured by employment growth, has long been performing below the national average. In 1999, State growth was 0.9% and growth for the country was 2.3%. This is in part due to a population that has been declining every year since 1995. The state's fiscal 2002 general fund revenue was $1.27 billion or 6.0% under the budget estimate, and roughly $500 million or 2.6% below revenue received in the prior year. Reflecting the steep decline in the stock market, moderate national economic slowdown, and continued weakening of corporate profits, the state's personal income and corporate income tax receipts declined 4.7% and 12.5% respectively. At the same time, considerable spending pressure was experienced in the state's medical assistance programs due to rising medical and pharmaceutical costs as well as federal mandates. The state relied on $550 million in inter-governmental transfer (IGT) revenue in 2002, $300 million more than the amount used in 2001, which will increase this to $800 million in 2003. According to new federal regulations, the IGT practice is being phased out over a period of years, although the state believes there is little risk associated with its 2003 budget assumptions in this area. Future budgets may not be able to rely on such large amounts of revenue from this source, however. Pennsylvania must address significant use of reserves and other non-recurring resources in its 2002/2003-budget plan, which creates a difficult budget-balancing challenge for the new administration in fiscal 2004. Also, political pressure is building to "restructure " state's K-12 school funding system, including an increase in the state 's funding share. The state must also contend with the long-term trends of below-average growth in population, employment, and personal income. Currently, Pennsylvania's general obligation bonds are rated AA and Aa2 by S&P and Moody's, respectively.

RISK FACTORS OF CONCENTRATING IN VIRGINIA. Specifically, the credit quality of the Virginia Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Virginia and its political subdivisions. Historically, the Commonwealth has maintained low debt levels, allowing the State to carry an AAA rating since 1938. The Commonwealth's economy has benefited from its proximity to Washington D.C. and the resulting high number of federal government jobs. The Commonwealth has experienced an explosion in population in recent years, increasing the need for infrastructure spending. This spending will add to Virginia's moderate debt load. Like many states, Virginia showed a robust revenue picture through fiscal 2000, but began to experience tighter revenues in 2001, which worsened substantially in 2002. Revenue collections for fiscal 2002 were 2.2% under forecast and 3.8%, or $237 million, under fiscal 2001 revenues. In particular, individual income taxes were down 7.1%, or $254 million, from the forecast. This was in part due to the greater than expected fall in capital gains, as well as the significant increase in tax refunds issued during the year. The Commonwealth ended fiscal 2002 with a negative general fund ending balance of $217 million. As much of the 2002 shortfall was addressed using unspent balances, the impact of the shortfall was rolled into fiscal 2003. In fiscal 2003, the state was hit hard both by the economy and by fiscal decisions made during the late 1990s that still affect the budget. The commonwealth was forced to re-forecast revenues ahead of schedule last August, which reduced general fund projected revenues by $523.8 million for fiscal 2003 and by $759 million for fiscal 2004, from the revenues agreed upon in the biennial budget in June. By October, the Governor implemented reductions of $857.7 million for the remainder of fiscal 2003 and fiscal 2004. In the December 2002, the Governor proposed a series of solutions for the revenue shortfall that totaled $2.1 billion for 2003 and 2004 in the amendments to

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the 2002-04 Biennial Budge. The solutions adopted by the 2003 legislative session included both recurring fixes, such as an additional $360 million in reductions and $23 million in fee increases, and non-recurring fixes such as drawing down the Rainy Day fund. Over the last couple of years, the Rainy Day Fund was drawn down significantly, and is expected to total $118 million by the end of fiscal 2004. The commonwealth has historically maintained low debt levels but this level has risen. Net tax-supported debt in 2002 reached $4 billion, yielding a per capita debt level of $566, just below the 2002 state median of $573. The commonwealth needs to continue its conservative management and economic diversification in order to maintain its stability. Virginia's general obligation bonds are currently rated AAA by both Moody's and S&P.

RISK FACTORS OF CONCENTRATING IN NEW YORK. Investors in the New York Tax-Exempt Fund should consider the special risks inherent in investing in New York municipal obligations which result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Concerns for New York's finances include a large debt burden that ranks New York fifth among states in debt per capita, a capital plan that is largely bond-financed, a structural budget imbalance demonstrated by large budget gap projections and severe liquidity problems. The state failed to adopt its annual budget in time for the beginning of the fiscal year for the nineteenth year in a row. The state ended fiscal 2003 with $815 billion in cash including $710 million in the rainy day fund. However, the state had to defer $1.9 billion in fiscal 2003 spending commitments into the next year. The state estimates that fiscal 2003 ended with an operating deficit of $2.74 billion, When added to the $1.9 billion in deferred spending which will be accrued to fiscal 2003, the deficit is likely to increase to at least $4 billion. This accounting ignores the liability for the deficit funding bonds, which will be accounted for outside the general fund. New York State's economy has become increasingly concentrated and dependent for revenue on the financial services sector centered in New York City. Up until the peak of the equities markets in mid-2000, the spectacular performance of the financial services industry masked weak underlying sectors and regions of the state's economy. With the slowing national economy and downsizing in the financial services sector by the summer of 2001, state job weakness relative to the US returned. Also, growth in personal income tax came to an abrupt halt when the stock market bubble burst. In fiscal 2002, state personal income tax collections declined 3.3% and are estimated to decline by another 10.4% for fiscal 2003. The state's projection for fiscal 2004 is for growth of 0.8%. New York State's high debt level has been a negative credit factor for many years. Debt outstanding to fund the capital plan in fiscal 2003 is budgeted to rise by 6.5%. Currently, the State's general obligation debt is rated AA by S&P and A2 by Moody's; New York City is rated AA by S&P and A2 by Moody's.

RISK FACTORS OF CONCENTRATING IN MINNESOTA. The credit quality of the Minnesota Municipal Money-Market Fund will depend on the continued financial strength of the state of Minnesota and its political subdivisions. Minnesota's budget forecast in November 2002 projected a deficit of $356 million for fiscal year 2003. Executive action taken in early February to eliminate this deficit resulted in reductions of $282 million. In this forecast, expected 2003 revenues fall by $30 million. The revenue loss is partially offset by a $19 million reduction in expenditures, resulting in a projected deficit of $11 million for the current fiscal year. The $19 million reduction in expenditures largely reflects slight reductions in forecast spending for K-12 education, health and human services and property tax aids and credits. More than 64,000 jobs have been lost over the past two years in Minnesota, with roughly 40,000 in the manufacturing industry, which has suffered an 8.9% drop in employment since February 2001. Sectors which performed under the U.S. average include the financial services industry, which declined in Minnesota and increased nationally. Employment in the transportation, communications and utilities sectors fell significantly more in Minnesota than nationally. Government employment in Minnesota increased, but did not grow as rapidly as it did in the rest of the country. Currently, the state's general obligation bonds are rated AAA by both Moody's and S&P.

RISK FACTORS OF CONCENTRATING IN LOUISIANA. The credit quality of the Louisiana Municipal Money-Market Fund will depend on the continued financial strength of the state of Louisiana and its political subdivisions. The state of Louisiana is legally required to prepare a balanced budget, and all state agencies are required to adhere to the budget during the fiscal year. Historically the state's economy has been dependent on the oil and gas industry, but Louisian is currently experiencing economic difficulties similar to those of the rest of the country. These travails are manifested in the state general fund balances. In September 2002, Governor Foster issued an executive order implementing an expenditure freeze for the remainder of the 2002-2003 fiscal year in anticipation of a reductin in revenue and additional spending needs. Revenue reduction was estimated at $86 million and spending increases were anticipated for the state's penal system, costs pertaining to the West Nile virus and natural disasters, among other things, Revenue was lowered by an additional $21 million in January 2003. Louisiana employment level also declined during 2002. the largest decline occurred in oil and gas, construction, services and local employment. The state will need to continue to show conservative management and a commitment to retaining its skilled labor force if it is to maintain the stability it has shown over the past few years. Currently, Louisiana's general obligation bonds are rated A2 and A by Moody's and S&P, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of each Fund's portfolio, as of the previous day if available, will be sent at no charge by calling 800-637-1700. This information is available to any person or entity on request. Since the Funds consider this information to be publicly available, there is no restriction on the redistribution of the information. The Funds' chief investment officer is responsible for authorizing the release of the portfolio holdings. The Adviser and the Trustees will review, at least annually, the costs and benefits of disclosing these portfolio holdings to confirm that such disclosure continues to be in the interests of each Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION FEES. Investment transactions by the Funds are normally principal transactions at net prices. Therefore the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Funds have not paid any brokerage commissions during the past three fiscal years.

The Adviser places all orders for the purchase and sale of each Fund's investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Adviser, and any statistical, research, or other services provided by the dealer to the Adviser. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to a Fund as determined by the Adviser. Dealers who execute investment securities transactions may also sell shares of a Fund. However, any such sales will be neither a qualifying nor disqualifying factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for a Fund and other investment companies managed by the Adviser, the transactions are allocated as to amount in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

                             MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds' service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee, which consists of all of the Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "non-interested Trustees"), performs the functions of an audit committee. The Audit Committee reviews each Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The members of the Audit Committee, which met twice during the last fiscal year, include all of the Board's independent trustees: Messrs. Ehlert, Foye, Harrington, Montgoris, and Viklund. The Audit Committee members receive an annual committee fee of $2,000. The Nominating Committee, also comprised of all of the non-interested Trustees, evaluates the qualifications of candidates and nominates individuals to serve as non-interested Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be a non-interested Trustee, oversees the implementation of the Funds' valuation procedures as specified in each Fund's Rule 2a-7 valuation procedures. The Audit Committee met twice, the Nominating Committee and the Valuation Committee did not meet during the fiscal year ended May 31, 2004.

BIOGRAPHICAL INFORMATION. Biographical information relating to the non-interested Trustees, the Officers of the Funds and the Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Funds oversee six registered investment companies, with 30 portfolios, in the Reserve/Hallmark fund family. None of the Trustees or Officers hold public directorships outside of the Reserve/Hallmark fund family, except Fr. Harrington, who has been a Director of The Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993, and Patrick Foye, who has been a Director of the Philadelphia Trust Company (financial services company) since 2002.

INTERESTED TRUSTEE:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE FUNDS      LENGTH OF SERVICE         THE LAST FIVE YEARS
 BRUCE R. BENT*                 Chairman, Chief              Chairman and Chief         President of Reserve Management
 Age: 67                        Executive Officer and        Executive Officer          Company, Inc. ("RMCI"); Director and
 The Reserve Funds              Trustee                      since 2000                 Chairman/Chief Executive Officer of
 1250 Broadway                                                                          Reserve Management Corporation
 New York, NY 10001                                          Trustee of The             ("RMC") and Chairman and Director of
                                                             Reserve Fund since         Resrv Partners, Inc. ("Resrv") since
                                                             1971                       2000; Chairman and Director of
                                                             Trustee of                 Reserve International Liquidity Fund
                                                             Tax-Exempt Trust           (USD) Ltd. since 1990.
                                                             since 1971
                                                             Trustee of NY              Co-founder of The Reserve Fund in
                                                             Tax-Exempt Trust           1970; officer thereof since 1970.
                                                             since 1983

                                                             Trustee of Reserve
                                                             Municipal
                                                             Money-Market Trust
                                                             since ___

                                                             Trustee of Hallmark
                                                             Private Equity
                                                             Series since ____

NON-INTERESTED TRUSTEES:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE FUNDS      LENGTH OF SERVICE         THE LAST FIVE YEARS
 EDWIN EHLERT, JR.              Trustee                      Trustee of The             Retired. President, Premier
 Age: 73                                                     Reserve Fund since         Resources, Inc. (meeting management
 2517 Highway #35, Bldg. J                                   1971                       firm) since 1987
 Manasquan, NJ 08736                                         Trustee of
                                                             Tax-Exempt Trust
                                                             since 1971
                                                             Trustee of NY
                                                             Tax-Exempt Trust
                                                             since 1983

                                                             Trustee of Reserve
                                                             Municipal
                                                             Money-Market Trust
                                                             since ___

                                                             Trustee of Hallmark
                                                             Private Equity
                                                             Series since ____

 PATRICK J. FOYE                Trustee                      Trustee since 2001         President and CEO, United Way of Long
 Age: 47                                                                                Island, since February 2004;
 819 Grand Blvd                                                                         Chairman, New York Public Asset Fund
 Deer Park, NY  11729                                                                   (state agency), since 2002; Deputy
                                                                                        Chairman, Long Island Power Authority
                                                                                        (public utility) since 1995; Executive
                                                                                        Vice President of Apartment Investment
                                                                                        and Management Company (real estate
                                                                                        investment) May 1998 to February 2004;
                                                                                        Partner, Skadden, Arps Slate Meagher
                                                                                        & Flom (law firm) from 1989 to 1998.

 DONALD J. HARRINGTON           Trustee                      Trustee since 1987         President of St. John's University,
 Age: 58                                                                                New York since 1989.
 c/o St. John's University
 8000 Utopia Parkway
 Jamaica, NY 11439

 WILLIAM J. MONTGORIS           Trustee                      Trustee since 1999         Retired since 1999; Chief Operating
 Age: 57                                                                                Officer of The Bear Stearns
 286 Gregory Road                                                                       Companies, Inc. from 1979 to 1999.
 Franklin Lakes, NJ 07417

 WILLIAM E. VIKLUND             Trustee                      Trustee since 1999         Retired since 1996; President and COO
 Age: 63                                                     and from 1987 to           of Long Island Bankcorp from 1980 to
 110 Grist Mill Lane                                         1990                       1996.
 Plandome Manor, NY 11030

OFFICERS WHO ARE NOT TRUSTEES:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE FUNDS      LENGTH OF SERVICE         THE LAST FIVE YEARS
 BRUCE R. BENT II+              President and Assistant      President and              Senior Vice President, Secretary and
 Age: 38                        Treasurer                    Assistant Treasurer        Assistant Treasurer of RMCI, Senior
 The Reserve Funds                                           since 2000                 Vice President, Secretary and
 1250 Broadway                                                                          Assistant Treasurer of RMC, and
 New York, NY 10001                                                                     Secretary and Director of Resrv since
                                                                                        2000; Trustee of The Reserve Fund, the
                                                                                        Reserve Tax-Exempt Trust, Reserve New
                                                                                        York Tax-Exempt Trust, and the
                                                                                        Hallmark Equity Series Trust from 1999
                                                                                        to 2001; Vice President of RMC, RMCI
                                                                                        and Resrv from 1992 to 2000.

 ARTHUR T. BENT III+            Chief Operating              Chief Operating            Chief Operating Officer/Treasurer,
 Age: 36                        Officer/Treasurer,           Officer/Treasurer,         Senior Vice President and Assistant
 The Reserve Funds              Senior Vice President        Senior Vice                Secretary of RMCI, President,
 1250 Broadway                  and Assistant Secretary      President and              Treasurer and Assistant Secretary of
 New York, NY 10001                                          Assistant Secretary        RMC, and Treasurer and Director of
                                                             since 2000                 Resrv since 2000; Vice President
                                                                                        RMC, RMCI and Resrv from 1997 to 2000.

*    MR. BRUCE R. BENT IS AN "INTERESTED PERSON" OF THE FUNDS AS DEFINED IN
     SECTION 2(a) (19) OF THE 1940 ACT DUE TO HIS POSITIONS WITH RMC, RMCI AND RESRV.
** EACH TRUSTEE SHALL HOLD OFFICE UNTIL HE RESIGNS, IS REMOVED OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED A TRUSTEE MAY BE REMOVED AT ANY MEETING OF SHAREHOLDERS BY A VOTE OF A MAJORITY OF THE FUND'S SHAREHOLDERS. A TRUSTEE SHALL RETIRE UPON ATTAINING THE AGE OF SEVENTY-FIVE (75) YEARS, UNLESS SUCH RETIREMENT AGE IS EXTENDED BY A VOTE OF THE NON-INTERESTED TRUSTEES. TRUSTEES NEED NOT BE SHAREHOLDERS. OFFICERS HOLD THEIR POSITIONS WITH THE TRUST UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.
+ MR. BRUCE R. BENT IS THE FATHER OF MR. BRUCE R. BENT II AND MR. ARTHUR T. BENT III.

SHARE OWNERSHIP. As of December 31, 2003, The Trustees were the beneficial owners of the equity securities of each Fund of the Trust, and of all the Funds and Trusts in the Reserve/Hallmark family of funds overseen by each Trustee (the "Supervised Funds"), as indicated below:

                                              AGGREGATE DOLLAR                AGGREGATE DOLLAR RANGE
                                               RANGE OF EQUITY                OF EQUITY SECURITIES IN
                                           SECURITIES IN EACH FUND             ALL SUPERVISED FUNDS*
     INTERESTED TRUSTEE:
       Bruce R. Bent                    Primary Fund - over $100,000               over $100,000

     NON-INTERESTED TRUSTEES:
       Edwin Ehlert, Jr.               Primary Fund - $50,001-$100,000           $50,001-$100,000
       Patrick J. Foye                  Primary Fund - over $100,000               over $100,000
       Rev. Donald J. Harrington                    None                               None
       William J. Montgoris            Primary Fund - $50,001-$100,000           $50,001-$100,000
       William E. Viklund            U.S. Treasury Fund -$10,001-$50,000          $10,001-$50,000

As of December 31, 2003 neither the non-interested Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. ("Resrv" or the "Distributor") or an entity controlling, controlled by or under common control with the Adviser or the Distributor. As of August 31, 2004, the Officers and Trustees as a group owned less than 1% of any Class of shares of any Fund.

TRUSTEE COMPENSATION. The non-interested Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, an annual fee of $24,000 for service to all of the trusts in the Reserve/Hallmark fund complex and reimbursement for any out-of-pocket expenses of attending meetings. These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each fund's relative net assets. The Trustees do not receive any pension or retirement benefits.

                                                                                                        COMPENSATION
                              COMPENSATION    COMPENSATION     COMPENSATION        COMPENSATION           FROM ALL
                                FROM THE        FROM TAX-      FROM THE NEW     FROM THE MUNICIPAL    RESERVE/HALLMARK
NAME OF TRUSTEE               RESERVE FUND    EXEMPT TRUST       YORK FUND            FUNDS                TRUSTS
Edwin Ehlert, Jr.               $ 37,750        $ 1,100           $ 500                $ 1                $ 40,000
Patrick J. Foye                 $ 37,750        $ 1,100           $ 500                $ 1                $ 40,000
Rev. Donald J. Harrington       $ 37,750        $ 1,100           $ 500                $ 1                $ 40,000
William J. Montgoris            $ 37,750        $ 1,100           $ 500                $ 1                $ 40,000
William E. Viklund              $ 37,750        $ 1,100           $ 500                $ 1                $ 40,000

----------
          * Each Trustee serves on the Board of six registered investment companies, which encompass a total of 30 funds.

Under the Declaration of Trust, the Trustees and Officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or Officer of the Trust. Neither the interested Trustee nor the Officers of the Funds receive any compensation from the Trust or the Funds.

CODE OF ETHICS. The Trust, its Adviser and Resrv have adopted a Code of Ethics (the "Code"), conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are each considered a "controlling person" of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trusts, on behalf of each of the Funds, has entered into an Investment Management Agreement with the Adviser (each a "Management Agreement") which provides for a comprehensive management fee structure. Under each Management Agreement, RMCI manages the respective Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreements with the Funds, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee, all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, payments pursuant to the Trust's distribution plan and the fees and expenses of the non-interested Trustees, for which each Fund pays its direct or allocated share. The Management Fee at an annual rate of 0.80% is paid on the average daily net assets of each Fund

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees, and waived fees in the amounts shown, for each Fund for the fiscal years indicated:

PRIMARY FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $ 59,182,271              None
              2003                  $ 65,331,664              None
              2004                  $ 63,459,784        $  395,736

U.S. GOVERNMENT FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $  7,397,866              None
              2003                  $  7,242,345        $      421
              2004                  $  7,247,040        $  148,427

U.S. TREASURY FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $  4,045,373        $  105,000
              2003                  $  4,475,047              None
              2004                  $  4,434,771        $  371,815

INTERSTATE FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $  2,606,561              None
              2003                  $  2,631,835        $   12,446
              2004                  $  2,384,878        $  272,812

CALIFORNIA FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $    972,501              None
              2003                  $    918,786        $    6,774
              2004                  $    831,589        $  120,485

CONNECTICUT FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $    323,229              None
              2003                  $    299,192        $    7,440

              2004                  $    223,444        $   39,150

FLORIDA FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $    262,417              None
              2003                  $    299,652        $    1,576
              2004                  $    343,131        $   41,754

MASSACHUSETTS FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $    151,637              None
              2003                  $    183,410        $    3,525
              2004                  $    153,263        $   23,631

MICHIGAN FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $     59,079              None
              2003                  $     75,053        $    1,869
              2004                  $     63,740        $    7,510

NEW JERSEY FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $    511,703              None
              2003                  $    458,935        $   18,427
              2004                  $    423,504        $   67,733

OHIO FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $     61,805              None
              2003                  $     76,834        $    1,034
              2004                  $     96,633        $   11,192

PENNSYLVANIA FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $    372,260              None
              2003                  $    333,994        $    1,275
              2004                  $    357,106        $   35,154

VIRGINIA FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $     79,386              None
              2003                  $    105,799        $    5,632
              2004                  $     95,346        $   12,154

NEW YORK FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $  2,112,974              None
              2003                  $  1,897,792        $    7,257
              2004                  $  1,720,277        $  277,350

LOUISIANA FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $        113        $      113
              2003                  $        881        $      468
              2004                  $      1,374        $      625

MINNESOATA FUND

          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                  $        113        $      113
              2003                  $      1,039        $      395
              2004                  $      3,086        $      867

APPROVAL OF THE MANAGEMENT AGREEMENT. The Management Agreement for each of the Funds was approved by the respective Fund's shareholders in 1999, and is renewed annually if approved by the Trustees and by the separate vote of a majority of the non-interested Trustees. Each Management Agreement may be terminated without penalty, upon sixty (60) days' written notice, by the Adviser or by a vote of the Trustees or of a majority of the outstanding voting shares of a Fund.

In considering the continuation of each Fund's Management Agreement, the Trustees, including the non-interested Trustees, compared the fees charged by the Adviser to those of similar funds and clients for comparable services and the total expenses of each Fund in comparison to other comparable funds. The Trustees also considered each Fund's performance relative to its peer group and analyzed the expenses incurred by RMCI and its affiliates with respect to each Fund. The Trustees discussed RMCI's profitability with respect to each Fund and any additional benefits received by RMCI or its affiliates in connection with providing services to the Funds.

After requesting and reviewing such information as they deemed necessary, the Trustees, including a majority of the non-interested Trustees, concluded that the advisory fee was reasonable in light of the extent and quality of the advisory services provided and that the continuation of each Management Agreement was in the best interests of each Fund and its shareholders. No single factor was identified by the Trustees as the principal factor in determining to renew the agreements with RMCI. The non-interested Trustees were advised by legal counsel.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trust has adopted distribution plans under Rule 12b-1 of the Investment Company Act (each a

"Distribution Plan" and together the "Distribution Plans") with respect to Class R shares of the Primary, Treasury, Government and Interstate Tax-Exempt Funds and the sole class of the State Funds and the Municipal Funds. Under its respective Distribution Plan, each Fund pays distribution (12b-1) fees on the average daily net assets of those classes at the rate of 0.20% regardless of the amount of expenses incurred.

Resrv pays brokers, financial institutions and other financial intermediaries ("Intermediaries") for services to the Funds' shareholder accounts for Class R and the sole class of each of the State Funds and the Municipal Funds ("qualifying accounts") at an annual rate of 0.20% of the average daily net assets of the qualifying accounts serviced by such Intermediary. Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the intermediary's clients accounts. Substantially all such payments are paid to Intermediaries for distribution and administrative services. A Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly. The Trust's Controller or Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees' annual consideration of the renewal of the Distribution Plans and related agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders. Each Fund paid the following fees under its respective Distribution Plan for the periods indicated:

              FOR YEAR ENDED MAY 31,             PRIMARY           GOVERNMENT           TREASURY
                  2004                        $ 12,391.590        $ 1,726,677          $ 720,844
                  2003                        $ 13,048,029        $ 1,766,450          $ 714,040
                  2002                        $ 12,578,270        $ 1,811,101          $ 711,375

              FOR YEAR ENDED MAY 31,           INTERSTATE         CALIFORNIA         CONNECTICUT
                  2004                         $ 537,324          $ 207,897           $ 55,861
                  2003                         $ 613,169          $ 229,695           $ 74,798
                  2002                         $ 588,620          $ 243,126           $ 80,807

              FOR YEAR ENDED MAY 31,            FLORIDA         MASSACHUSETTS          MICHIGAN
                  2004                         $ 85,782            $ 38,316            $ 15,934
                  2003                         $ 74,919            $ 45,853            $ 18,763
                  2002                         $ 65,604            $ 37,909            $ 14,770

              FOR YEAR ENDED MAY 31,            NEW JERSEY          OHIO              PENNSYLVANIA
                  2004                          $ 105,876         $ 24,158              $ 89,276
                  2003                          $ 114,734         $ 19,207              $ 83,499
                  2002                          $ 127,925         $ 15,272              $ 93,065

              FOR YEAR ENDED MAY 31,            VIRGINIA          NEW YORK            LOUISIANA         MINNESOTA
                  2004                          $ 23,836          $ 430,070             $ 344             $ 772
                  2003                          $ 26,450          $ 474,448             $ 220             $ 259
                  2002                          $ 19,847          $ 528,244             $  28             $  28

Substantially all of such amounts were paid to Intermediaries for providing shareholder and distribution services to the respective Fund. As of August 31, 2004, for the period since the inception of each Distribution Plan, the distribution revenues have equaled the distribution expenses for each of the Funds.

DISTRIBUTION AGREEMENT. Each Trust, on behalf of its Funds, has entered into a distribution agreement with Resrv (the "Distributor"), an affiliate of RMCI (each a "Distribution Agreement" and together the "Distribution Agreements") for the distribution of each Fund's shares. The Trusts have authorized the Distributor, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the "principal underwriter" for the Funds and as such arranges for the continuous offering of shares of Class R and the sole class of each State Fund and Municipal Funds. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv's principal business is the distribution of mutual fund shares. During the fiscal year ended May 31, 2004, no payments made under the Distribution Agreements were retained by Resrv.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to a Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from a Fund with a corresponding increase in the Fund's expense ratio. Parties to selected dealer agreements may receive assistance payments if they qualify for such payments under the applicable Distribution Plan.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Plan and each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to a Distribution Plan must be approved by a vote of the Trustees and of the non-interested Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. Each Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the non-interested Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

                             OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of each Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of each Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 provide custody services to the Funds in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee has selected PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017 as the Trust's independent registered public accounting firm. The Fund's financial statements for the fiscal year ended May 31, 2004, have been audited by PwC and are incorporated herein by reference in reliance upon the report of such firm.

                           HOW TO BUY AND SELL SHARES

CALCULATION OF NET ASSET VALUE

Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 5:00 PM Eastern Time for the Primary and U.S. Government Funds, 2:00 PM Eastern Time for the U.S. Treasury Fund, 11:30 AM Eastern Time for Interstate Tax-Exempt and 11:00 AM Eastern Time for all of the other Funds. Eastern time for the U.S. Treasury Fund. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. The NAV per share for each Class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class. The valuation of a Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25%, between the net asset value calculated using market quotations and that calculated on the Funds' amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. The Funds cannot guarantee that their respective net asset value will remain at $1.00 per share, although the NAV of each Fund has done so since inception.

PURCHASE OF SHARES

The extent of any deviation between a Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/4 of 1%, the Board will consider promptly what action, if any, will be initiated (The Trusts are required by the SEC to contact the Board if the deviation is 1/2 of 1%). In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling Fund instruments prior to maturity to realize capital gains or losses or to shorten average Fund maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a NAV per share by using available market quotations. Shares are offered at their NAV, which is calculated at the close of each business day as defined in the Prospectus. The NAV is calculated as of the cut-off time for the Fund accepting purchase and redemption requests for the day. The NAV of each Fund is normally maintained at $1.00 per share. No Fund can guarantee that its NAV will always remain at $1.00 per share although the Funds have managed to do so since inception.

The NAV per share of each Fund is computed by dividing the value of the net assets of each Fund (i.e., the value of its assets less liabilities) by the total number of shares of such Fund outstanding. The Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a money-market fund's portfolio securities, which does not take into account unrealized gains and losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit a fund to be able to maintain a stable NAV.

In order to maintain a $1.00 share price, the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with whom the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's NAV as computed for the purpose of sales and redemptions at $1.00 per share.

Shares of each Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. Purchase requests must be received by the Funds by 5:00 PM Eastern Time for the Primary and U.S. Government Funds, 2:00 PM Eastern Time for the U.S. Treasury Fund, 11:30 AM Eastern Time for Interstate Tax-Exempt and 11:00 AM Eastern Time for all of the other Funds ( the "cutoff time") on days that the Funds are open in order to be effective at the NAV calculated on such day. The Funds reserve the right to reject any purchase order.

The minimum initial investment for each class is:

                           SHARE CLASS       INITIAL MINIMUM
                             Class R             $ 1,000
                             Other               $ 1,000
                             Classes

The minimum subsequent investment for each class is:

                           SHARE CLASS      SUBSEQUENT MINIMUM
                             Class R              None*
                             Other                None*
                             Classes

----------
                         *  $250 for IRA accounts

The Funds may reduce or waive the initial and subsequent minimums in certain circumstances and may set or change a period of time within which the minimum initial investment must be accumulated.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Fund, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call The Reserve Fund at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer. Wire transfers will not be accepted for purchases at the day's NAV if your purchase order is not received before the respective Fund's cut-off time for purchases.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

If shares purchased are to be paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the purchase will be canceled. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

INVESTMENTS THROUGH INTERMEDIARIES. Investments may also be made through Intermediaries that may be subject to different policies and fees than those described here. Such investments may involve the Intermediary's own redemption minimums, services fees, and other redemption requirements. Intermediaries may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some Intermediaries may establish higher minimum investment requirements than those set forth above. Some Intermediaries may charge additional fees for their services, which would reduce their clients' yield or return. In addition, certain privileges with respect to the purchase and redemption of shares, such as check writing privileges or the reinvestment of dividends, may not be available through such Intermediaries or may only be available subject to certain conditions or limitations. Intermediaries may also hold shares in nominee or "street name" on behalf of their clients. In such instances, the Trust will have no information about each individual account. Most Intermediaries receive payments under a Fund's Distribution (12b-1) Plan for recordkeeping and other services and assistance in distributing Fund shares. Intermediaries are responsible for the prompt transmission of purchase and redemption orders. Some Intermediaries may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. You should consult a representative of the financial intermediary for more information. Each Fund's Prospectus and SAI should be read in connection with materials from such Intermediary regarding its fees and services.

PURCHASING SHARES WITH SECURITIES. Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SHARE CERTIFICATES. Share certificates are not issued by the Funds.

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

ANTI-MONEY LAUNDERING REQUIREMENTS. Each Fund is subject to the USA Patriot Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

REDEMPTION OF SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Redemption requests must be received by the Funds by the cutoff time on such days in order to be effective at that day's NAV. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The Funds may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an Individual Retirement Account (IRA), has an average monthly account balance of less than $1,000 for Class R, and the sole class of each of the State Funds and municipal money-market funds, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some Intermediaries may establish different minimum balances and fee amounts.

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED
                                     FUNDS.
  THE FUNDS' NAV IS NOT CALCULATED AND REDEMPTION REQUESTS ARE NOT ACCEPTED ON
                       DAYS THE FEDERAL RESERVE IS CLOSED.

REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Funds are authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Funds have elected to reserve the right to make redemptions in kind to the extent that a shareholder's redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' practice of holding instruments typically with a minimum value of $1,000,000 and they intend to redeem in kind only when necessary. In disposing of such securities received in such a redemption, a shareholder might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the Funds on the redemption date. The Funds have not utilized this option since inception.

WRITTEN REQUESTS. Redemption instructions and options should be specified when your account is opened. Certain subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. You may redeem shares by a letter of instruction which includes: the name(s) and signature(s) of all accountholders, signature(s) guaranteed, if necessary, your account number, the Fund name, the dollar amount of shares you want to redeem, and how and where to send the proceeds. If you are redeeming an IRA, please note the applicable withholding requirements.

SIGNATURE GUARANTEES. To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -    the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

TELEPHONE REQUESTS. You also may redeem shares by calling the Funds at 800-637-1700. Unless you have not signed up for telephone privileges and a Fund fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Intermediary through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Funds reserve the right to refuse a telephone redemption if they reasonably believe that the instructions are not genuine or if there appear to be other irregularities regarding the request.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed, or (b) when the SEC has determined that trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

  IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND WILL DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH
              SHARES, WHICH MAY TAKE UP TO TEN (10) BUSINESS DAYS.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through Firms, which may involve such Firms' own redemption minimums, services fees, and other redemption requirements. Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Trusts will have no information about their accounts, which will be available only from their Firm. Some of these firms participate in the Plan. Under the Plan, Firms may receive compensation for recordkeeping and other services and assistance in distributing Fund shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                              SHAREHOLDER SERVICES

Any shareholder may request redemptions by wire or by check. A service fee of $2 may be charged on redemption checks for less than $100 for shares of Class R and the sole class of each of the State Funds and municipal money-market funds . A wire redemption fee of $10 may be charged on amounts less than $10,000 redeemed from any Fund. Service fees may be changed at any time and may be reduced or waived under certain conditions.

INVESTORS IN CLASS R SHARES OF THE PRIMARY FUND, TREASURY FUND, GOVERNMENT FUND AND INTERSTATE TAX-EXEMPT FUND AND THE STATE FUNDS AND THE MUNICIPAL MONEY-MARKET FUNDS MAY UTILIZE THE FOLLOWING SERVICES:

RESERVE CASH PERFORMANCE ACCOUNT. The Reserve Cash Performance Account ("CPA") and the Reserve Cash Performance Account Plus ("CPA "Plus"") provide a comprehensive package of additional services to investors. These packages provide a checking arrangement whereby checks are provided to Fund shareholders. By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transaction activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Intermediaries.

A VISA Debit Card is also available with these packages. The VISA Debit Card functions exactly as a conventional VISA credit card does, except that the cardholder's account is automatically charged for all purchases and cash advances, thus eliminating monthly finance charges. You may also use your VISA Debit Card to get cash at ATMs.

Investors have a choice of receiving a cash rebate, currently 1%, on all VISA purchases which is credited to their account or, for an additional $35, participating in the Reserve Airline Rewards Program. As with the checking facility, VISA charges are paid by liquidating shares in your account, but any charges that exceed the balance at the time they are presented will be rejected. VISA Debit Card issuance is subject to credit approval. The Trust, VISA or the bank may reject any application for checks or debit cards and may terminate an account at any time. Conditions for obtaining a VISA Debit Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA Debit Card are intended to provide investors with easy access to their account balances.

Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Debit Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently Bank One at 800-VISA-911 or 800-847-2911, which can be reached 24 hours a day, seven (7) days a week or telephoning the Fund at 800-637-1700 or 212-401-5500 on Monday through Friday, 8:30 AM to 6:00 PM, Eastern time.

For more information regarding features of the CPA and CPA "Plus" packages, as well as the Terms & Conditions of the Reserve Airline Rewards Program, please call The Reserve Funds at 800-637-1700. The Funds will charge a nonrefundable annual CPA "Plus" service fee, currently $60, which may be charged to the account at the rate of $5 monthly. CPA and CPA "Plus" participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and processing returned checks. These fees may be changed at any time upon 30 days' notice to participants. In addition, Intermediaries in this program may charge their own additional service fees and may establish their own minimum check amount.

The use of checks and VISA Debit Cards by participants will be subject to the terms of the Reserve CPA Application and the VISA Account Shareholder Agreement.

EXCHANGE PRIVILEGE. Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may additional or different impose conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an IRA account application.

RESERVE AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of shares of Class R and the sole class of each of the State Funds and municipal money-market funds by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an Automatic Asset-Builder Plan application.

RESERVE AUTOMATIC TRANSFER PLAN.(SM) If you have an account with a balance of at least $5,000, and you have submitted an Automatic Transfer Plan application to the Fund, you may make automatic transfers, without charge, from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate in the application (your "deposit account"). You may elect to have accumulated dividends or distributions from a Fund transferred to your deposit account on a monthly basis or to have a fixed dollar amount of Fund shares redeemed and the proceeds transferred to your deposit account on a monthly, quarterly or annual basis. These transfers must be for a minimum of $25 whether from redemptions or from reinvested dividends or distributions. You may also have amounts transferred to your deposit account from telephone redemptions of $100 and over. To be eligible for these services, your deposit account must be held at an Automated Clearing House member bank. For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.reservefunds.com, for an Automatic Transfer Plan application. Changes to any plan elections must be in writing with signature(s) guaranteed. The Funds may impose a charge, modify or terminate any Automatic Transfer Plan at any time, after notice to the participant. The Automatic Transfer Plan may not be available to clients of some Intermediaries or may be subject to additional or other conditions or limitations.

RESERVE ECHECKING.(SM) Reserve eChecking is another way you can make redemptions from your account through check writing privileges. Reserve eChecking is an on-line bill payment service, which provides the ability to pay bills and more with point-and-click-convenience. You will be charged a fee, currently $4.95 per month, for unlimited transactions. For more information on Reserve eChecking, please call Customer Service at 800-637-1700.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

RESERVE EDELIVERY.(SM) The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/edelivery. You must provide a verifiable e-mail address in order to enroll.

RESERVE EASY ACCESS.(SM) Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions.

RESERVE ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

STOP PAYMENTS. Each Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by a Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS. Each Fund ordinarily declares dividends from its daily net investment income (and net short-term capital gains, if any) on each day the Exchange and The Reserve Funds are open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains un-cashed for six months, the Funds reserve the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by un-cashed distribution or redemption checks.

TAXES. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Funds of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If a Fund does not qualify as a RIC, it would be treated for tax purposes as an ordinary corporation subject to federal income tax and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC's taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") will be taxable to a U.S. shareholder as ordinary income. Recently enacted legislation reduces the tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, a certain portion of ordinary income dividends constituting "qualified dividend income" when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund's distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute "qualified dividend income". Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rates. Similarly, because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Primary Fund to shareholders. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Distributions in excess of a Fund's earnings and profits will first reduce the shareholder's adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset).

Ordinary income and capital gain dividends are taxable to shareholders as described even if they are reinvested in additional shares of a Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of a Fund on the reinvestment date. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, gain derived by a Fund from the disposition of any market discount bonds (I.E., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Primary Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Primary Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Primary Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

Income received by the Primary Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In the event that a Fund fails to maintain a constant NAV per share, upon the sale or other disposition of shares of the Fund, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of a Fund's shares will be disallowed if other shares of such Fund are acquired (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares.

The Funds are currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the shareholder's social security number.

The tax consequences to a foreign shareholder of an investment in a Fund will generally be different from those described herein.

Investors are advised to consult their own tax adviser(s) with respect to the particular tax consequences to them of an investment in a Fund.

                                YIELD INFORMATION

The yield on each Fund's shares may fluctuate. The yield for past periods is not an indication of future yields. The yield is affected by such factors as changes in the type and quality of portfolio securities held, portfolio maturity and operating expenses. Although yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality, current yield information may not provide a basis for comparison with investments that pay a fixed yield over a fixed period of time. The yield on the U.S. Government Fund and U.S. Treasury Fund shares may not provide a basis for comparison with the yield on shares of money market funds or other investments that are not subject to those Funds' credit quality restrictions and therefore generally entail more risk.

The following table shows the yield and effective yield, for each Class of shares of each Fund, for the seven-day period ended May 31, 2004:

                                                            EFFECTIVE
                    FUND AND CLASS             YIELD          YIELD
                    PRIMARY FUND:
                       Class R                 0.11%          0.11%
                    U.S. GOVERNMENT FUND:
                       Class R                 0.09%          0.09%
                    U.S. TREASURY FUND:
                       Class R                 0.08%          0.08%
                       INTERSTATE
                       TAX-EXEMPT
                       Class R                 0.05%          0.05%

                    TAX-EXEMPT:
                       California              0.05%          0.05%
                       Connecticut             0.05%          0.05%
                       Florida                 0.05%          0.05%
                       Massachusetts           0.05%          0.05%
                       Michigan                0.08%          0.08%
                       New Jersey              0.05%          0.05%
                       New York                0.05%          0.05%
                       Ohio                    0.06%          0.06%
                       Pennsylvania            0.05%          0.05%
                       Virginia                0.05%          0.05%
                    MUNICIPAL:
                       Louisiana               0.05%          0.05%
                       Minnesota               0.05%          0.05%

Each Fund computes its yield and effective yield in accordance with the regulations adopted by the Commission described below:

YIELD QUOTATION. Each Fund's yield for the seven days ended on May 31, 2004, is calculated by determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by 365 and divided by seven. The resulting yield figure is carried out to at least the nearest hundredth of one percent.

EFFECTIVE YIELD QUOTATION. Each Fund's effective yield for the seven days ended on May 31, 2004, is calculated, to at least the nearest hundredth of one percent, by determining the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, and subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                           INFORMATION ABOUT THE TRUST

The Reserve Funds' Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, and redemptions. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any un-issued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the shares. Any such changes must comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective class Fund shares available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares.

Each share has one vote except that if a class is separately affected by a matter requiring shareholder vote, each class will vote separately on such matters. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. All consideration received by the Trust for shares of one of the Funds and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class.

     Declarations of Trust of the Reserve Fund, the Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, and the Reserve Municipal Money-Market Trust permit each Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of their Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new Investment Management Agreement or change the fundamental investment policies) or by the Declaration of Trust.

     Further, the Trusts are allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of a Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with all applicable state and federal securities laws, which currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

     Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Funds, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Funds intend to conduct their operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     All consideration received by the Trust for shares of one of the Funds and/or classes and all assets in which such consideration is invested will belong to that Fund (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trusts have the ability to create, from time to time, new series and/or classes without shareholder approval.

     Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declarations of Trust provide, in substance, that no shareholder or trustee shall be personally liable for the Funds, and each investment portfolio's obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declarations of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

     The Declarations of Trust further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a Majority Vote of the Class affected.

PRINCIPAL SHAREHOLDERS. As of September 22, 2004, the following persons or entities owned of record, or were known to own beneficially, 5% or more of a Class of the outstanding shares of a Fund:

PRIMARY FUND

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
AEIS Omnibus - Primary                                    Class R        6.3%
733 Marquette Ave I9/692
Minneapolis, MN 55440

U.S. GOVERNEMENT

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------


AEIS Omnibus - Govt                                       Class R       13.0%
733 Marquette Ave I9/692
Minneapolis, MN 55440

Ferris Baker Watts, Inc                                   Class R       10.6%
Michigan Omnibus Account
8403 Colesville Rd, # 900
Silver Spring, MD 20910

US TREASURY

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
AEIS Omnibus - US Treasury                                Class R        6.9%
733 Marquette Ave I9/692
Minneapolis, MN 55440

Ferris Baker Watts, Inc                                   Class R        8.2%
8403 Colesville Rd, # 900
Silver Spring, MD 20910

INTERSTATE TAX-EXEMPT

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Ferris Baker Watts, Inc                                   Class R        7.9%
Interstate Omnibus Account
8403 Colesville Rd, #900
Silver Spring, MD

AEIS Omnibus Account - Interstate                         Class R        6.5%
733 Marquette Ave I9/692
Minneapolis, MN 55440

FUND NAME: CALIFORNIA

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
AEIS Omnibus - California II                              --            34.7%
733 Marquette Ave I9/692
Minneapolis, MN 55440

FUND NAME: CONNECTICUT

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Scudder Investments Service Company                       --             9.1%
FBO Linsco/Private Ledge Financial Ser
811 Main Street, 7th floor
Kansas City, MO 64105

David P. Benedetto                                        --             8.4%
48 Dorethy Rd
Redding, CT 06896

AEIS Omnibus - Connecticut                                --            33.1%
733 Marquette Ave I9/692
Minneapolis, MN 55440

FUND NAME: FLORIDA

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
AEIS Omnibus - Florida                                    --            27.3%
733 Marquette Ave I9/692
Minneapolis, MN 55440

Megamike LP (A Partnership)                               --             6.7%
812 Timberlane Drive
New Smyrna, FL 32168

FUND NAME: LOUISIANA

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Reserve Management Corp                                   --            63.0%
1250 Broadway
New York, NY 10001-3701

Dean F. Gruder                                            --            36.9%
Ruth R. Gruder
12 Riverbend Dr
Covington, LA 70433-4323

FUND NAME: MASSACHUSETS

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Mark Browning & A Venditti TTEE's FBO                     --             6.0%
Brown Investment Fund
DTD Dec 23, 1993
127 Wapoos Tr
Chatham, MA 02633

Scudder Investments Service Company                       --            26.3%
FBO Linsco/Private Ledger Financial Ser
811 Main Street, 7th floor
Kansas City, MO 64105

AEIS Omnibus - Massachusets                               --            42.4%
733 Marquette Ave I9/692
Minneapolis, MN 55440

FUND NAME: MICHIGAN

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Ferris Baker Watts, Inc                                   --            13.9%
Michigan Omnibus Account
8403 Colesville Rd, # 900
Silver Spring, MD 20910

AEIS Omnibus - Michigan                                   --            44.0%
733 Marquette Ave I9/692
Minneapolis, MN 55440

James Marolt Tr FBO                                       --             6.3%
James Marolt Trust
UA Mar 19, 2001
4037 Broken Ridge Cr
Galesborg, MI 49053

L N Ross Family LLC                                       --            11.3%
228 N Main Ste G
Romeo, MI 48065

FUND NAME: MINNESOTA

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Joseph D C Yao & Paul P W Yao                             --            10.7
1305 Ashley Ln SW
Rochester, MN 55902-1826

Reserve Management Corp                                   --            15.5%
1250 Broadway
New York, NY 10001-3701

Jonathan W. Rogers                                        --             5.4%
1431 Fairway Ct
Chaska, MN 55318

Donald J. Stacken & Joann F. Stacken JT TEN               --             6.6%
340 S. Orange Street
Waconia, MN 55387-1825

Richard E. Vosepka & Judith E. Vosepka JT TEN             --            6.7%
901 Westwood Drive S
Golden Valley, MN 55416-3356

Robert R. Hefti & Mary L. Hefti JT TEN                    --            7.1%
10782 Shorewood Ln NW
Brandon, MN 56315

Adam J. Koering                                           --            5.2%
4920 Lantana Ln
Edina, MN 55435

Timothy G. Caven & Nancy D. Caven JT TEN                  --            7.0%
6699 156th Ave NW
Pennock, MN 56279

John C. Johnson                                           --            7.3%
950 Pershing Cir
Burnsville, MN 55306

FUND NAME: NEW JERSEY

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Keith Frankel                                             --             8.1%
87 Brookside Terrace
North Caldwell, NJ 07006-5801

AEIS Omnibus - New Jersey                                 --            34.1%
733 Marquette Ave I9/692
Minneapolis, MN 55440

FUND NAME: OHIO

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Stanley J. Katx & Susan L. Katz JTWROS                    --             5.3%
5120 Garden Spring Court
Dayton, OH 45429-2070

AEIS Omnibus - Ohio                                       --            38.3
733 Marquette Ave I9/692
Minneapolis, MN 55440

Scudder Investments Service Company                       --            23.0%
FBO Linsco/Private Ledger Financial Ser
811 Main Street, 7th floor
Kansas City, MO 64105

FUND NAME: PENNSYLVANIA

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
AEIS Omnibus - Pennsylvania                               --            16.1%
733 Marquette Ave I9/692
Minneapolis, MN 55440

FUND NAME: VIRGINIA

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
Scudder Investments Service Company                       --            17.1%
FBO Linsco/Private Ledger Financial Ser
811 Main Street, 7th floor
Kansas City, MO 64105

AEIS Omnibus - Virginia                                   --            35.7%
733 Marquette Ave I9/692
Minneapolis, MN 55440

Ferris Baker Watts, Inc                                   --            12.1%
Michigan Omnibus Account
8403 Colesville Rd, # 900
Silver Spring, MD 20910

FUND NAME: NEW YORK

NAME                                                      SHARE CLASS   PERCENTAGE
----------------------------------------------------------------------------------
The David Lerner Revocable Living Trust                   --             6.7%
DTD Dec 10, 1998
477 Jericho Turnpike
P. O. Box 9006
Syosset, NY 11791

AEIS Omnibus - New York                                   --            13.4%
733 Marquette Ave I9/692
Minneapolis, MN 55440

Any shareholder beneficially owning more than 25% of a Fund's outstanding shares, either directly or indirectly, may be considered a controlling person of that Fund. That shareholder's vote could have a more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

                              FINANCIAL STATEMENTS

The Funds audited Financial Statements for the fiscal year ended May 31, 2004 are incorporated into this SAI by reference to the Funds' Annual Report dated May 31, 2004. The Funds' Annual Report is available at no charge by calling 800-637-1700.

                                 CREDIT RATINGS

The following are the rating designations of certain short-term instruments and issuers and their respective meanings.

STANDARD & POOR'S ("S&P") Instruments with the greatest capacity for timely payment are rated A by S&P. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

S&P ratings with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an "SP-1+" designation. SP-2,the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Moody's highest rating for short-term notes is MIG1/VMIG1; MIG-1/VMIG-1 denotes "superior credit quality", enjoying "highly reliable liquidity support' or "demonstrated broad-based access to the market for refinancing"; MIG2/VMIG2 denotes "strong credit quality" with margins of protection that are ample although not so large as MIG1/VMIG1.

FITCH RATINGS ("Fitch") employs the ratings F1 - F3 for short-term investment grade obligations. F1 denotes the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments. A "+" may be appended to an F1 rating class to denote any exceptionally strong credit feature. F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. F3 denotes fair credit quality. It indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Fitch Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Fitch Individual Ratings are assigned only to banks. 'A' denotes a very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'B' denotes a strong bank. There are no major concerns regarding the bank. Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'C' denotes an adequate bank, which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.

PART C

Item 23. Exhibits

     (a) Declaration of Trust filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (b) Bylaws filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (c) See item (a) and (b)

     (d) Form of Investment Management Agreement filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (e) Distribution Agreement filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (f) Pension Plan of Reserve Management Corp. filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (g) Global Custodian Agreement with Chase Manhattan Bank filed as exhibit to Post-Effective Amendment No. 36 of the Reserve Tax-Exempt Trust dated July 31, 1999 and incorporated by reference. Amendment to Global Custodian Agreement filed as an Exhibit to Post-Effective Amendment No. 42 of the Reserve Tax-Exempt Trust and incorporated by reference.

     (h) Transfer and Dividend Disbursing Agreement filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (i) Legal Opinion, filed as an exhibit to Registrant's Post-Effective Amendment No. 54, dated September 29, 1995, and incorporated by reference.

     (j) Consent of Independent Registered Public Accounting Firm.

     (k) Not applicable

     (l) Initial Capital Agreement filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (m)(1) Plan of Distribution filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (m)(2) Form of Registered Dealer Agreement filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, dated March 27, 2002, and incorporated by reference.

     (n) Not applicable

     (o) Reserved

     (p) Not applicable.

---------


Item 24. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 25. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

NAME                   POSITION WITH THE ADVISER       OTHER BUSINESSES
---------------------------------------------------------------------------------------------------
Bruce R. Bent          Chairman and CEO                Chairman and CEO and Director of Reserve
                                                       Management Corporation and Chairman
                                                       and Director and of Resrv Partners, Inc.
                                                       both of the same address as the Trust.

Bruce R. Bent II       President and                   Senior Vice President, Secretary and
                       Secretary                       Director of Reserve Management
                                                       Corporation and Secretary and
                                                       Director of Resrv Partners, Inc.
                                                       both of the same address as the
                                                       Trust.

Arthur T. Bent III     Senior Vice President and       President, Treasurer and Treasurer
                       COO/Treasurer                   Director of Reserve Management
                                                       Corporation and Treasurer and Director
                                                       of Resrv Partners, Inc. both of the same
                                                       address as the Trust.

Richard Goodman        Controller                      Controller of Reserve Management
                                                       Corporation and Resrv Partners, Inc.
                                                       both of the same address of the Trust.

Item 27. Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.


Name and Principal Positions and Offices Positions and Offices Business Address
with Resrv Partners, Inc. with Registrant
--------------------------------------------------------------------------------
Bruce R. Bent                             Chairman and Director
1250 Broadway
New York, New York 10001-3701

Mary A. Belmonte                          President
1250 Broadway
New York, New York 10001-3701

Bruce R. Bent II                          Secretary and Director
1250 Broadway

New York, New York 10001-3701

Arthur Bent III                           Treasurer and Director
1250 Broadway
New York, New York 10001-3701

Richard Goodman                           Controller
1250 Broadway
New York, New York 10001-3701

Item 28. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 29. Management Services

     See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Pre-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485 (b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 3 its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 30th day of September, 2004.

                      RESERVE MUNICIPAL MONEY-MARKET TRUST

                                                By:  /s/ Bruce R. Bent
                                                     ---------------------------
                                                     Bruce R. Bent, Chairman/CEO

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                        TITLE                                      DATE
/s/ Bruce R. Bent                Chairman/CEO and Trustee (principal        September 30, 2004
-------------------------------- executive operating and financial officer)
Bruce R. Bent

*                                Trustee                                    September 30, 2004
--------------------------------
Edwin Ehlert Jr.

*                                Trustee                                    September 30, 2004
--------------------------------
Donald J. Harrington

*                                Trustee                                    September 30, 2004
--------------------------------
William E. Viklund

*                                Trustee                                    September 30, 2004
--------------------------------
William Montgoris

*                                Trustee                                    September 30, 2004
--------------------------------
Patrick Foye

/s/ Bruce R. Bent II             President and                              September 30, 2004
-------------------------------- Trustee
Bruce R. Bent II

/s/ Arthur T. Bent III           COO/Treasurer and                          September 30, 2004
-------------------------------- Senior Vice President, Trustee
Arthur T. Bent III

/s/ Bruce R. Bent                                                           September 30, 2004
--------------------------------
Bruce R. Bent
Signed pursuant to a power of attorney